Exhibit 10.1

Name:

Copy No.:
CONFIDENTIAL PRIVATE PLACEMENT MEMORANDUM
MBI Financial Inc.
$1,200,000

Senior Secured Notes
MINIMUM SUBSCRIPTION: $25,000
     MBI Financial, Inc., a Nevada corporation (the “Company” or “MBIF”), hereby offers up to $1,200,000 of its Senior Secured Notes (the “Notes”) on the terms provided in this confidential private placement memorandum (this “Memorandum”). MBIF is building a mortgage banking / brokerage business via an acquisition strategy, as a result of the market environment and industry consolidation opportunity. MBIF’s strategy is designed to not only expand the mortgage broker businesses by setting up and receiving mortgage brokers’ loans in its mortgage banking operation, but also to grow these businesses with proven marketing programs, better and faster loan approvals, and the introduction of new and expanded loan programs, as well as overlooked opportunities to leverage acquired business unit synergies.
     The Notes will be sold only to a limited number of accredited investors (as defined under applicable federal and state securities laws). Qualified investors (as defined herein) may purchase Notes under the terms set forth in this Memorandum. Brokers, dealers or sales agents may be used, in which case commissions will be paid for the offer or sale of the Notes, as set forth herein.
     The offer and sale of the Notes offered hereby has not been registered or qualified under the Securities Act of 1933, as amended, or the securities laws of any state or other jurisdiction. Instead, the Notes is being offered and sold in reliance upon exemptions from the requirement for such registration and qualification for private offerings. The sale, transfer, pledge, hypothecation or other disposition of the Notes or an interest therein may not be accomplished except in accordance with the registration requirements of the Securities Act of 1933, as amended, and applicable state securities laws. Prior to transfer, compliance with such requirements shall be demonstrated by an opinion of counsel satisfactory to us to the effect that such registration or qualification is not required.
     The minimum subscription for an investor is $25,000. Persons subscribing for the minimum amount of Notes may also subscribe for additional Notes. The Company’s Common Stock is currently quoted on the NASD Over-The-Counter Bulletin Board (the “Bulletin Board”) under the symbol “MBIF.OB.” The closing price as reported by the Bulletin Board for the Company’s Common Stock on September 10, 2006 was $0.26 per share.

     An investment in the Company and the Notes involves a significant risk of loss. See “Risk Factors” (beginning on page 6) for information that should be considered by prospective investors.
     This Memorandum has not been filed with, reviewed, or approved by the Securities and Exchange Commission. Neither the Securities and Exchange Commission, any state securities commission, nor any other governmental authority has approved or disapproved of the Notes or determined if this Memorandum is truthful, accurate, or complete. Any representation to the contrary is a criminal offense. This Memorandum does not constitute an offer to sell, or a solicitation of an offer to buy, the Notes in any state or other jurisdiction in which such an offer or solicitation is unlawful.
     The date of this Confidential Private Placement Memorandum is September 11, 2006.

     The terms, “MBIF”, “Company”, “we”, “our”, and “us” refer to MBI Financial, Inc. unless the context suggests otherwise. The terms “you” and “your” refer to a prospective investor. The term “Common Stock” means MBIF’s common stock, par value $0.0167 per share. The term “Preferred Stock” means MBIF’s preferred stock, par value $0.10 per share.
     Please read this Memorandum carefully. It describes the Company and its financial condition and business.
     Neither the delivery of this Memorandum nor the sale of the Notes means that information contained in this Memorandum is correct or complete after the date of this Memorandum. This document is not an offer to sell or solicitation of an offer to buy the Notes in any circumstances under which the offer or solicitation is unlawful.
FOR RESIDENTS OF ALL STATES
     THE SECURITIES OFFERED HEREBY HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR THE SECURITIES LAWS OF ANY STATE AND ARE BEING OFFERED AND SOLD IN RELIANCE ON EXEMPTIONS FROM THE REGISTRATION REQUIREMENTS OF SAID ACT AND SUCH LAWS. THE SECURITIES ARE SUBJECT TO RESTRICTION ON TRANSFERABILITY AND RESALE AND MAY NOT BE TRANSFERRED OR RESOLD EXCEPT AS PERMITTED UNDER SAID ACT AND SUCH LAWS PURSUANT TO REGISTRATION OR EXEMPTION THEREFROM. INVESTORS SHOULD BE AWARE THAT THEY WILL BE REQUIRED TO BEAR THE FINANCIAL RISKS OF THIS INVESTMENT FOR AN INDEFINITE PERIOD OF TIME. THE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION, ANY STATE SECURITIES COMMISSION OR OTHER REGULATORY AUTHORITY, NOR HAVE ANY OF THE FOREGOING AUTHORITIES PASSED UPON OR ENDORSED THE MERITS OF THIS OFFERING OR THE ACCURACY OR ADEQUACY OF THIS CONFIDENTIAL OFFERING MEMORANDUM. ANY REPRESENTATION TO THE CONTRARY IS UNLAWFUL.
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IMPORTANT NOTICES
     THIS CONFIDENTIAL PRIVATE PLACEMENT MEMORANDUM IS SUBMITTED IN CONNECTION WITH THE PRIVATE PLACEMENT OF SENIOR SECURED NOTES OF AND BY MBI FINANCIAL, INC. AND MAY NOT BE REPRODUCED OR USED FOR ANY OTHER PURPOSE. ANY PERSON WHO ACCEPTS DELIVERY OF THIS MEMORANDUM AGREES TO HOLD THIS MEMORANDUM IN CONFIDENCE AND, IF THAT PERSON ELECTS NOT TO INVEST IN THE COMPANY, TO EITHER DESTROY OR RETURN THIS MEMORANDUM ALONG WITH ALL DOCUMENTS RELATED TO THIS OFFERING AND/OR THE COMPANY. THIS MEMORANDUM SUPERCEDES AND REPLACES ANY AND ALL OTHER MATERIAL AND/OR INFORMATION PROVIDED BY OR ON BEHALF OF THE COMPANY TO THE PROSPECTIVE INVESTOR WITH RESPECT TO THIS OFFERING, THE NOTES, AND/OR THE COMPANY. THIS MEMORANDUM IS FOR THE EXCLUSIVE USE OF THE PROSPECTIVE INVESTOR WHOSE NAME APPEARS ON THE COVER OF THIS MEMORANDUM AND IS NOT TO BE SHOWN TO ANY PERSON OTHER THAN THE FINANCIAL OR LEGAL ADVISERS OF SUCH PROSPECTIVE INVESTOR. REPRODUCTION OR DISTRIBUTION OF THIS MEMORANDUM, IN FULL OR IN PART, AND THE DISCLOSURE OF ANY OF ITS CONTENTS, IS OTHERWISE PROHIBITED. THIS MEMORANDUM CONSTITUTES AN OFFER ONLY IF A PROSPECTIVE INVESTOR NAME AND MEMORANDUM IDENTIFICATION COPY NUMBER APPEAR IN THE APPROPRIATE SPACES PROVIDED FOR ON THE COVER OF THIS MEMORANDUM AND SUCH PROSPECTIVE INVESTOR RESIDES IN A JURISDICTION IN WHICH SUCH AN OFFER IS LEGAL, AND AN OFFER IS MADE ONLY TO THE PROSPECTIVE INVESTOR NAMED.
     PROSPECTIVE INVESTORS MUST NOT CONSTRUE THE CONTENTS OF THIS MEMORANDUM OR ANY PRIOR OR SUBSEQUENT COMMUNICATION FROM THE COMPANY, OR ITS RESPECTIVE OFFICERS, AGENTS OR AFFILIATES, OR ANY PERSON ASSOCIATED WITH THIS OFFERING AS LEGAL, FINANCIAL, TAX, OR INVESTMENT ADVICE. EACH INVESTOR SHOULD CONSULT HIS OWN PERSONAL LEGAL COUNSEL, BUSINESS AND/OR TAX ADVISER AS TO LEGAL, TAX, FINANCIAL, AND RELATED MATTERS CONCERNING THE INVESTMENT DESCRIBED HEREIN AND ITS SUITABILITY FOR SUCH PERSON. THE INFORMATION CONTAINED HEREIN HAS BEEN OBTAINED FROM SOURCES DEEMED RELIABLE, BUT NO REPRESENTATION OR WARRANTY IS MADE AS TO ITS ACCURACY OR COMPLETENESS.
     THE DESCRIBED INVESTMENT INVOLVES SUBSTANTIAL RISKS INCLUDING: (i) SIGNIFICANT RESTRICTIONS ON THE TRANSFERABILITY OF THE SECURITIES OFFERED HEREBY; (ii) POSSIBLE RISK OF LOSS OF ENTIRE INVESTMENT; AND (iii) UNCERTAINTY ABOUT COMMERCIAL ACCEPTANCE OF THE COMPANY’S PRODUCTS AND SERVICES.
     THIS OFFERING IS SUBJECT TO WITHDRAWAL, CANCELLATION OR MODIFICATION BY THE COMPANY WITHOUT NOTICE. THE COMPANY RESERVES THE RIGHT, IN ITS SOLE DISCRETION, TO REJECT ANY SUBSCRIPTION IN WHOLE OR IN PART FOR ANY REASON (OR FOR NO REASON) AND TO ALLOT TO ANY SUBSCRIBER LESS THAN THE AMOUNT OF NOTES SUBSCRIBED FOR.
     OFFICERS AND DIRECTORS OF THE COMPANY AND THEIR AFFILIATES MAY PURCHASE SENIOR SECURED NOTES PURSUANT TO THIS OFFERING.
     THE OFFERING PRICE OF THE SENIOR SECURED NOTES HAS BEEN DETERMINED BY THE COMPANY AND DOES NOT NECESSARILY BEAR ANY RELATIONSHIP TO THE ASSETS, BOOK VALUE OR POTENTIAL EARNINGS OF THE COMPANY.
     THIS MEMORANDUM DOES NOT CONSTITUTE AN OFFER OR A SOLICITATION TO ANYONE IN ANY STATE OR OTHER JURISDICTION IN WHICH SUCH AN OFFER OR SOLICITATION IS NOT AUTHORIZED. ACCEPTANCE OF A PROSPECTIVE INVESTOR’S SUBSCRIPTION FOR NOTES SHALL BE MADE ONLY AFTER THE COMPANY DETERMINES THAT A PROSPECTIVE INVESTOR SATISFIES THE REQUIREMENTS FOR AN EXEMPTION FROM REGISTRATION AND INVESTOR SUITABILITY STANDARDS.

     AN INVESTOR’S EXECUTION OF A SUBSCRIPTION AGREEMENT CONSTITUTES AN UNCONDITIONAL OBLIGATION TO PURCHASE THE SUBJECT SECURITIES. THE COMPANY RESERVES THE RIGHT TO REJECT ANY SUBSCRIPTION FOR ANY REASON. NO SALE WILL BE DEEMED TO HAVE OCCURRED UNTIL THE COMPANY HAS ACCEPTED AN INVESTOR’S SUBSCRIPTION. PAYMENTS FOR UNACCEPTED SUBSCRIPTIONS WILL BE PROMPTLY REFUNDED WITHOUT INTEREST OR DEDUCTION.
     EACH INVESTOR UNDERSTANDS OR HAS BEEN ADVISED OF THE RISK FACTORS ASSOCIATED WITH THIS INVESTMENT. EACH INVESTOR WILL BE REQUIRED TO WARRANT AND REPRESENT TO THE COMPANY, IN WRITING IN THE SUBSCRIPTION DOCUMENTS, THAT SUCH INVESTOR IS PURCHASING THE NOTES FOR INVESTMENT AND NOT WITH A VIEW TOWARD RESALE.
     THIS MEMORANDUM SHOULD BE TREATED AS CONFIDENTIAL. ANY REPRODUCTION OR DISTRIBUTION OF THIS MEMORANDUM, IN WHOLE OR IN PART, OR THE DISSEMINATION OF ANY OF ITS CONTENTS WITHOUT THE PRIOR WRITTEN CONSENT OF THE COMPANY OR THE PLACEMENT AGENT IS PROHIBITED.
     THE COMPANY HAS AGREED TO MAKE AVAILABLE PRIOR TO THE CONSUMMATION OF THE TRANSACTIONS, THE OPPORTUNITY TO ASK QUESTIONS OF, AND RECEIVE ANSWERS FROM, IT OR ANY PERSON ACTING ON ITS BEHALF CONCERNING THE TERMS AND CONDITIONS OF THIS OFFERING, AND TO OBTAIN ANY ADDITIONAL INFORMATION, TO THE EXTENT THEY POSSESS SUCH INFORMATION OR CAN ACQUIRE IT WITHOUT UNREASONABLE EFFORT OR EXPENSE, NECESSARY TO VERIFY THE ACCURACY OF THE INFORMATION SET FORTH HEREIN. ALL DOCUMENTS REFERENCED IN THIS MEMORANDUM BUT NOT ATTACHED AS EXHIBITS SHALL BE AVAILABLE FOR INSPECTION BY ANY PROSPECTIVE INVESTOR AT THE OFFICES OF THE COMPANY.
     THE OBLIGATIONS OF THE PARTIES REGARDING THE TRANSACTIONS CONTEMPLATED HEREIN ARE SET FORTH AND WILL BE GOVERNED BY THE DOCUMENTS INCLUDED AS EXHIBITS AND/OR DESCRIBED HEREIN, AND ALL OF THE STATEMENTS AND INFORMATION CONTAINED IN THIS MEMORANDUM ARE QUALIFIED IN THEIR ENTIRETY BY SUCH DOCUMENTS. CONSEQUENTLY, YOU ARE URGED TO READ CAREFULLY THE DOCUMENTS INCLUDED AND/OR DESCRIBED HEREIN.
     NO OFFERING LITERATURE OR ADVERTISING IN ANY FORM WILL BE EMPLOYED IN THE OFFERING OF THE DESCRIBED NOTES, EXCEPT FOR THIS MEMORANDUM OR SUBSEQUENT AMENDMENTS OR SUPPLEMENTS. EXCEPT AS DISCUSSED HEREIN, NO PERSON IS AUTHORIZED TO GIVE ANY INFORMATION OR TO MAKE ANY REPRESENTATION NOT CONTAINED IN THIS MEMORANDUM. NEITHER THE DELIVERY OF THIS MEMORANDUM NOR ANY SALE MADE HEREUNDER SHALL UNDER ANY CIRCUMSTANCES CREATE AN IMPLICATION THAT THERE HAS BEEN NO CHANGE IN THE MATTERS DISCUSSED SINCE THE DATE HEREOF.
     WHEN USED IN THIS OFFERING MEMORANDUM, THE WORDS “MAY,” “WILL,” “EXPECT,” “ANTICIPATE,” “CONTINUE,” “ESTIMATES,” “PROJECT,” “INTEND” AND SIMILAR EXPRESSIONS ARE INTENDED TO IDENTIFY FORWARD–LOOKING STATEMENTS WITHIN THE MEANING OF SECTION 27A OF THE SECURITIES ACT OF 1933 AND SECTION 21E OF THE SECURITIES EXCHANGE ACT OF 1934 REGARDING EVENTS, CONDITIONS AND FINANCIAL TRENDS THAT MAY AFFECT THE COMPANY’S FUTURE PLANS OF OPERATIONS, BUSINESS STRATEGY, OPERATING RESULTS AND FINANCIAL POSITION. PROSPECTIVE INVESTORS ARE CAUTIONED THAT ANY FORWARD–LOOKING STATEMENTS ARE NOT GUARANTEES OF FUTURE PERFORMANCE AND ARE SUBJECT TO RISKS AND UNCERTAINTIES AND THAT ACTUAL RESULTS MAY DIFFER MATERIALLY FROM THOSE INCLUDED WITHIN THE FORWARD–LOOKING STATEMENTS AS A RESULT OF VARIOUS FACTORS. SEE “RISK FACTORS” AND “AFFILIATES AND POTENTIAL CONFLICTS OF INTEREST.”
     THIS MEMORANDUM DOES NOT CONSTITUTE AN OFFER OR SOLICITATION IN ANY JURISDICTION IN WHICH AN OFFER OR SOLICITATION IS NOT AUTHORIZED.

FOR CALIFORNIA RESIDENTS
     THE SALE OF THE SECURITIES THAT ARE THE SUBJECT OF THIS AGREEMENT HAS NOT BEEN QUALIFIED WITH THE COMMISSIONER OF CORPORATIONS OF THE STATE OF CALIFORNIA AND THE ISSUANCE OF THE SECURITIES OR THE PAYMENT OR RECEIPT OF ANY PART OF THE CONSIDERATION THEREFOR PRIOR TO THE QUALIFICATION IS UNLAWFUL, UNLESS THE SALE OF SECURITIES IS EXEMPT FROM THE QUALIFICATION BY SECTION 25100, 25102 OR 25105 OF THE CALIFORNIA CORPORATIONS CODE. THE RIGHTS OF ALL PARTIES TO THIS AGREEMENT ARE EXPRESSLY CONDITIONED UPON THE QUALIFICATION BEING OBTAINED, UNLESS THE SALE IS SO EXEMPT. CALIFORNIA RESIDENTS WILL BE REQUIRED TO COMPLETE A PURCHASER QUESTIONNAIRE WITH RESPECT TO THEIR INVESTMENTS HEREIN.
FOR CONNECTICUT RESIDENTS
     THE BANKING COMMISSIONER OF THE STATE OF CONNECTICUT HAS NOT PASSED IN ANY WAY UPON THE MERITS OR QUALIFICATIONS OF, OR RECOMMENDED OR GIVEN APPROVAL TO, ANY PERSON, SECURITY, OR TRANSACTION. THE SECURITIES OFFERED HEREIN HAVE NOT BEEN REGISTERED UNDER SECTION 36b-16 OF THE CONNECTICUT SECURITIES LAW AND BUSINESS OPPORTUNITY INVESTMENT ACT (THE “CONNECTICUT ACT”) AND, THEREFORE, CANNOT BE RESOLD UNLESS THEY ARE REGISTERED UNDER THE CONNECTICUT ACT OR UNLESS AN EXEMPTION FROM REGISTRATION IS AVAILABLE.
FOR FLORIDA RESIDENTS
     THESE SECURITIES HAVE NOT BEEN REGISTERED UNDER THE FLORIDA SECURITIES ACT IN RELIANCE UPON EXEMPTION PROVISIONS CONTAINED THEREIN. §517.061(11)(a)(5) OF THE FLORIDA SECURITIES AND INVESTOR PROTECTION ACT (THE “FLORIDA ACT”) PROVIDES THAT WHEN SALES ARE MADE TO FIVE OR MORE PERSONS IN THIS STATE, ANY PURCHASER OF SECURITIES IN FLORIDA WHICH ARE EXEMPTED FROM REGISTRATION UNDER §517.061(11) OF THE FLORIDA ACT MAY WITHDRAW HIS SUBSCRIPTION AGREEMENT AND RECEIVE A FULL REFUND OF ALL MONIES PAID, WITHIN THREE BUSINESS DAYS AFTER HE TENDERS CONSIDERATION FOR SUCH SECURITIES. THEREFORE, ANY FLORIDA RESIDENT WHO PURCHASES SECURITIES IS ENTITLED TO EXERCISE THE FOREGOING STATUTORY RESCISSION RIGHT WITHIN THREE BUSINESS DAYS AFTER TENDERING CONSIDERATION FOR THE INVESTMENT PACKAGES BY TELEPHONE, TELEGRAM, OR LETTER NOTICE TO THE COMPANY AT THE ADDRESS OR TELEPHONE NUMBER PRINTED ON THE COVER PAGE OF THIS MEMORANDUM. ANY TELEGRAM OR LETTERS SHOULD BE SENT OR POSTMARKED PRIOR TO THE END OF THE THIRD BUSINESS DAY. A LETTER SHOULD BE MAILED BY CERTIFIED MAIL, RETURN RECEIPT REQUESTED, TO ENSURE ITS RECEIPT AND, TO EVIDENCE THE TIME OF MAILING. ANY ORAL REQUESTS SHOULD BE CONFIRMED IN WRITING.
FOR NEW JERSEY RESIDENTS
     THE SECURITIES HAVE NOT BEEN FILED WITH OR REVIEWED BY THE BUREAU OF SECURITIES OR THE BUREAU CHIEF OF THE STATE OF NEW JERSEY NOR HAS THE BUREAU CHIEF PASSED IN ANY WAY UPON THE MERITS OR QUALIFICATIONS OF, OR RECOMMENDED OR GIVEN APPROVAL TO, ANY SECURITY OR TRANSACTION.
FOR NEW YORK RESIDENTS
     THE SECURITIES HAVE NOT BEEN REGISTERED UNDER THE NEW YORK FRAUDULENT PRACTICES ACT BY REASON OF SPECIFIC EXEMPTIONS THEREUNDER RELATING TO THE LIMITED AVAILABILITY OF THE OFFERING. THE SECURITIES CANNOT BE SOLD, TRANSFERRED, OR OTHERWISE DISPOSED OF TO ANY PERSON OR ENTITY UNLESS SUBSEQUENTLY REGISTERED UNDER THE NEW YORK FRAUDULENT PRACTICES ACT, IF SUCH REGISTRATION IS REQUIRED. THIS MEMORANDUM HAS NOT BEEN REVIEWED BY THE ATTORNEY GENERAL PRIOR TO ITS ISSUANCE AND USE. THE ATTORNEY GENERAL OF THE STATE OF NEW YORK HAS NOT PASSED ON OR ENDORSED THE MERITS OF THIS OFFERING. ANY REPRESENTATION TO THE CONTRARY IS

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UNLAWFUL. THIS PRIVATE OFFERING MEMORANDUM DOES NOT CONTAIN AN UNTRUE STATEMENT OF A MATERIAL FACT OR OMIT TO STATE A MATERIAL FACT NECESSARY TO MAKE THE STATEMENTS MADE IN LIGHT OF THE CIRCUMSTANCES UNDER WHICH THEY ARE MADE, NOT MISLEADING. IT CONTAINS A FAIR SUMMARY OF THE MATERIAL TERMS OF DOCUMENTS PURPORTED TO BE SUMMARIZED HEREIN.
FOR PENNSYLVANIA RESIDENTS
     IF YOU HAVE ACCEPTED AN OFFER TO PURCHASE THESE SECURITIES AND HAVE RECEIVED A WRITTEN NOTICE EXPLAINING YOUR RIGHT TO WITHDRAW YOUR ACCEPTANCE PURSUANT TO SECTION 207(m)(2) OF THE PENNSYLVANIA SECURITIES ACT OF 1972, YOU MAY ELECT, WITHIN TWO BUSINESS DAYS FROM THE DATE OF RECEIPT BY THE ISSUER OF YOUR BINDING CONTRACT OF PURCHASE OR, IN THE CASE OF A TRANSACTION IN WHICH THERE IS NO BINDING CONTRACT OF PURCHASE, WITHIN TWO BUSINESS DAYS AFTER YOU MAKE THE INITIAL PAYMENT FOR THE SECURITIES BEING OFFERED, TO WITHDRAW YOUR ACCEPTANCE AND RECEIVE A FULL REFUND OF ALL MONIES PAID BY YOU. YOUR WITHDRAWAL OF ACCEPTANCE WILL BE WITHOUT ANY FURTHER LIABILITY TO ANY PERSON. TO ACCOMPLISH THIS WITHDRAWAL, YOU NEED ONLY SEND A WRITTEN NOTICE (INCLUDING A NOTICE BY FACSIMILE OR ELECTRONIC MAIL) TO THE ISSUER (OR PLACEMENT AGENT IF ONE IS LISTED ON THE FRONT PAGE OF THE OFFERING MEMORANDUM) INDICATING YOUR INTENTION TO WITHDRAW.
FOR TEXAS RESIDENTS
     THE INTERESTS HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OR THE TEXAS SECURITIES ACT BY REASON OF SPECIFIC EXEMPTIONS THEREUNDER RELATING TO THE LIMITED AVAILABILITY OF THE OFFERING. THE INTERESTS CANNOT BE SOLD, TRANSFERRED, OR OTHERWISE DISPOSED OF TO ANY PERSON OR ENTITY UNLESS SUBSEQUENTLY REGISTERED UNDER THE SECURITIES ACT OR THE TEXAS SECURITIES ACT, IF SUCH REGISTRATION IS REQUIRED, OR UNLESS AN EXEMPTION FROM SUCH REGISTRATION IS AVAILABLE.

SUMMARY
     The following is a summary of certain selected information about the Company, but it does not contain all of the information you may need to make an investment decision. For a more detailed description of the information referenced in this Summary, you should carefully review this Memorandum. This Memorandum describes in detail numerous aspects of the Offering that are material to investors, including those summarized below. This Memorandum, with its exhibits and supporting documents, must be read in their entirety by prospective investors. The following summary is qualified in its entirety by reference to the full text of this Memorandum, including its exhibits and supporting documents. The Notes offered hereby involve a high degree of risk. Prospective investors should carefully consider the information below under “Risk Factors.”
     The Company files annual, quarterly and current reports, proxy and information statements, and other information with the SEC. Investors may read and copy any of these reports, statements and other information at the SEC’s public reference room located at 450 Fifth Street, N.W., Washington, D.C. 20549. Investors should call the SEC at 1-800-SEC-0330 for further information on the public reference room. The reports, statements, and other information filed by the Company with the SEC are also available free at the SEC’s web site at http://www.sec.gov.
Company / Opportunity
     MBI Financial, Inc., a Nevada corporation (the “Company” or “MBIF”), is a holding company that is building a mortgage banking / brokerage business via an acquisition strategy, as a result of the market environment and industry consolidation opportunity. MBIF began this strategy in May 2005 and plans to acquire selected national mortgage brokers and consolidate them into its mortgage banking operation, thus creating a much larger entity that can be sold to an established strategic or financial services firm.
Market Opportunity
     The Company believes a consolidation opportunity exists in the mortgage brokerage sector given the current market environment. The Company believes mortgage brokers are currently under extensive consumer pressure to also become a mortgage banking operation to keep pace with a fast moving and constantly changing mortgage lending environment. Increasingly, mortgage brokers must compete with mortgage banking operations that approve and close loans quicker, because they control the funding of their loans. Moreover, mortgage brokers must now disclose to customers how much money they make on each loan due to recent federal guidelines, where mortgage banking operations are not required to make this disclosure. Additionally, mortgage banking operations require large capital reserves to operate. Given that the industry is extensively regulated, MBIF provides a solution to the mortgage brokers that are having difficulty keeping up with the industry pressures.
Mortgage Banking / Brokerage Operations
     In order to capitalize on the market opportunity, MBIF intends to streamline the back office operations of the acquired entities, and create a value added organization that can provide banking and brokerage services to its target market. Additionally, MBIF plans to leverage the retail home mortgage transactions into the sale of financial services, including insurance and banking.
     MBIF’s strategy is to not only expand the mortgage broker businesses by receiving mortgage brokers’ loans in its mortgage banking operation, but also to grow these businesses with marketing programs, better and faster loan approvals, the introduction of new, and expanded loan programs.
     The Company’s executives are industry and business savvy, and have extensive experience in setting up and running acquisitions. This knowledge and operational efficiency allows for both a smooth integration into the parent and the efficient, effective creation of new marketing opportunities.
Acquisition Strategy
•	Traditional Mortgage Broker Operations

•	Internet Mortgage Originations

•	High-End Mortgage Capabilities

•	Specialty Niches (e.g. ethnic markets)

•	“Direct to the Consumer Approach”
     The Company specializes in non-traditional solicitations, including broadcast e-mails, newspaper advertising, direct mail, and apartment-owner to homeowner programs that the Company believes could be replicated in similar demographic markets.
     Mortgage brokers do not receive all the revenue available on a loan closing because they do not close the loan in their own name using their own funds. A banking operation, however, closes loans in its own name, using its own funds, and receives the revenue generated in excess of the premiums paid to brokers. In addition, mortgage bankers earn fees associated with each loan that brokers do not earn. When the Company acquires a mortgage broker, the mortgage banking operation generally receives immediate incremental revenue streams over and above the revenue already generated by the mortgage broker on the loan transaction.
     With an Internet presence, the Company plans to expand into the property and casualty insurance business by leveraging mortgage originations into additional insurance leads. This opportunity should allow the Company to explore the opportunity to capture insurance, and other future, complementary financial services businesses.

THE OFFERING

Securities:	Senior Secured Notes

Amount:	$1,200,000

Minimum Subscription:	$25,000 minimum face value Notes

Interest Rate:	13% per annum

Maturity Date:	Earlier of either October 31, 2007 or within 5 (five) business days after the closing of at least $5,000,000 of gross proceeds from one or more offerings of the Company’s debt or equity securities.

Events of Default:	If any of the following events occur (an ‘Event of Default’), the entire unpaid principal amount of, and accrued and unpaid interest on, this Notes, shall immediately be due and payable, at the election of the holder, and the holder shall be entitled to all legal and equitable remedies available:

• the Company failing to redeem Notes when due pursuant to the terms and conditions under which the Notes are issued or otherwise failing to pay interest, costs, charges, expenses or other sum whatsoever in accordance with the terms and conditions of the final Note Purchase Agreement; and/or

• any material statement, representation, warranty or confirmation of the Company in the final Note Purchase Agreement being found to be incorrect or untrue; and/or

• there is a material change in ownership, senior operating management and/or control of the Company; and/or

• any material adverse change which prejudicially and materially alters the Note holder’s interest; and/or

• the Company’s failure to register the underlying shares in the Offering, which is more fully described under the section of this summary entitled Registration Rights.

Event of Default Consequences:	Upon any occurrence of default, the interest rate will be increased to a penalty rate of 18% until such time as the event of default has been cured in its entirety, and the Note Holders will be entitled to receive additional warrants in an amount equal to 25% of the original warrants issued hereunder, for each 180 day period the Company remains in default. Upon any occurrence of default, the holder shall have the right, at the holder’s option, to convert this Note into shares of Common Stock of the Company at an initial conversion price of $0.20 per share.

Liquidation Preference:	In the event of any liquidation, dissolution or winding up of the Company, the holders of the Notes shall be entitled to receive proceeds in preference to the holders of the Common Stock.

Right of Redemption:	The Company shall have the right to redeem any or all outstanding Notes in its sole discretion anytime after the Closing Date with 3 (three) business days advance notice. The redemption price shall be the face amount redeemed plus any accrued and unpaid interest.

Warrants:	Each investor shall receive a stock purchase warrant (the “Warrant”) entitling the holder to purchase a number of shares of the Company’s Common Stock equal to 120% of the number of shares of Common Stock into which the Notes are convertible. The Warrant will be exercisable on a cash exercise basis and the shares underlying the Warrant will have “piggy-back” registration rights. The Warrant is exercisable at an initial price equal to $0.40. The Warrant survives for a period of five years from the date when it is issued.

Protective Provisions:	For so long as the Notes remain outstanding, the consent of the holders of a majority of the Notes outstanding shall be required for any action that (i) alters or changes the rights, preferences or privileges of the Notes, (ii) creates (by reclassification or otherwise) any new class or series of shares having rights, preferences or privileges senior to the Notes, or (iii) amends or waives any provision of the Company’s Articles of Incorporation or Bylaws in a manner which materially adversely affects the holders of the Notes, or results in the payment or declaration of any dividend on any shares of Common or Preferred Stock.

Registration Rights:	Promptly, but no later than 120 days following the Closing Date, the Company shall use commercially reasonable to file a registration statement with the United States Securities and Exchange Commission (“SEC”) to register the shares of the Company’s common stock into which the Notes are convertible and for which the Warrants may be exercised. The Company shall use commercially reasonable efforts to ensure that such registration statement is declared effective within 150 days after filing. In the event the registration statement is not declared effective within 150 days after filing, the Company shall redeem the entire outstanding Notes plus accrued and unpaid interest. In the event Company has not fully completed this redemption within 30 days after the expiration of the 150-day period, Company shall be deemed to be in default under the terms of the Notes, and will be subject to the default consequences described above.

Information:	The Company will agree to provide all holders of the outstanding Notes with copies of the Company’s annual and quarterly reports filed with the Securities and Exchange Commission (the “SEC”) and all other such documents and information as required by the Securities Exchange Act of 1934, as amended (the “Exchange Act”).

Investor Suitability Standards:	This Offering is made solely to “accredited investors,” as defined in Rule 501 of Regulation D promulgated under the Securities Act.

Use of Proceeds:	Expansion, working capital and general corporate purposes. See “Use of Proceeds.”

Closing:	One or more closings with the final closing expected to occur on or before September 30, 2006, unless extended at the sole discretion of the Company.

Conditions:	The Offering is subject to certain conditions, including subscription of the minimum offering condition. See “Plan of Distribution.”

Subscription Agreement:	The purchase of the Notes will be made pursuant to a Subscription Agreement and Note Purchase Agreement, which will require, among other provisions, registration rights, appropriate representations and warranties of the subscriber to the Company, covenants of the Company reflecting the provisions set forth herein and other typical covenants and appropriate conditions of closing, including qualification of the Notes under applicable Blue Sky laws. See “Plan of Distribution.”

Transfer Restriction:	None of the Notes offered hereby may be sold, pledged or otherwise transferred by the original purchaser without the prior written consent of the Company, which will not be unreasonably withheld.

Expenses:	The Company will bear all of the expenses of the Company in connection with this Offering.

Oversubscription Allowance:	The Company agrees to accept up to an additional 25% (twenty-five percent) oversubscription to the proposed $1,200,000 Bridge Note Offering.

Affiliates and Potential Conflicts of Interest:	Significant potential conflicts of interest exist in the proposed structure and operation of the Company, particularly with respect to the involvement of Bruce Hall, the CEO of RGAmerica Inc. (a stakeholder in the Company) who also serves as a Board Member of MBIF. Although we do not currently anticipate that these conflicts will materially adversely affect the business of the Company and although we intend to examine these conflicts of interest from time to time, we have not established any formal procedures to address or resolve any conflicts of interest. We cannot give you any assurance or guarantee that any conflict of interest will not have material adverse consequences for the Company or you.

Affiliates of the Company and principals of the Company will likely act in various capacities for, and may have direct or indirect interests in, the Company. Affiliates of the Company and principals of the Company may be officers, directors, employees, creditors, guarantors, and/or stockholders (or other interest holders) of the Company. In addition, the Company may utilize other management, brokerage, and other services provided by principals of the Company and/or one or more affiliates of principals of the Company. Interests, relationships, and services involving any affiliate(s) of the Company are expected to be sold, maintained, and provided, respectively, on commercially reasonable terms and rates, but may result in conflicts of interest between the Company and such affiliate(s).

High Risk:	This Offering involves a high degree of risk, and the Notes should not be purchased by investors who cannot afford the loss of their entire investment. Prospective investors are advised to consult their own professional advisors as to legal, financial, tax, accounting and other matters relating to the purchase of Notes. See “Risk Factors.”

FORWARD-LOOKING STATEMENTS
     This Memorandum includes “forward looking statements” within the meaning of Section 27A of the Securities Act of 1933, as amended (the “Securities Act”) and Section 21E of the Securities and Exchange Act of 1934, as amended (the “Exchange Act”) which can be identified by the use of words such as “intend,” “anticipate,” “believe,” “estimate,” “project,” “expect” or other similar statements. These statements discuss future expectations, contain projections of results of operations or of financial condition, or state other “forward-looking” information. All statements other than statements of historical information provided herein are forward looking and may contain information about financial results, economic conditions, trends and known uncertainties. We caution you that actual results could differ materially from those expected by us, depending on the outcome of certain factors, including those factors discussed in the section of this Memorandum entitled “Risk Factors.” You are further cautioned not to place undue reliance on these forward looking statements, which speak only as of the date of this Memorandum. We do not undertake to update publicly any forward-looking statements for any reason, even if new information becomes available or other events occur in the future, including, without limitation, changes in our business strategy or planned capital expenditures, or to reflect the occurrence of unanticipated events. We believe our forward-looking statements are within the safe harbor provided by the Exchange Act. When considering these statements, you should keep in mind the risk factors described below and other cautionary statements contained in this Memorandum.
RISK FACTORS
     You should carefully consider the following risk factors and other information in this Memorandum before deciding to invest in the Notes. If any of these risks occur, our business, results of operations and financial condition could be adversely affected. This could cause the trading price of our Common Stock to decline, and you might lose part or all of your investment.
     The Notes and Warrants offered hereby are highly speculative, involving a high degree of risk, and should not be purchased by persons who cannot afford the loss of their entire investment. Each prospective investor should consider carefully the business, securities laws and other risks summarized in this Memorandum and the rest of the disclosure information, and should consult his, her, or its own legal, tax and financial advisors with respect thereto. In particular, investors should carefully review the risk factors of this Memorandum.
     This Memorandum contains, in addition to historical information, forward-looking statements that involve risks and uncertainties. The Company’s actual results could differ materially from those described in this Memorandum. Factors that could cause or contribute to such differences include those discussed below, as well as those discussed elsewhere in this Memorandum. Accordingly, you should carefully consider the risks described below and elsewhere in this Memorandum before making an investment decision.
     If any of the following risks occur, our business, financial condition or results of operations could be materially harmed. The risks and uncertainties described below are not the only ones facing the Company. Additional risks and uncertainties not presently known to the Company or that the Company currently deems immaterial may also impair its business operations or financial condition. You should consider carefully the following factors, in addition to the other information concerning the Company and its business, before purchasing the Notes.
NOTICE AND RISKS RELATING TO FORWARD-LOOKING STATEMENTS
     Information provided concerning this Offering and the Company and its business contains forward-looking statements, which reflect management’s current view with respect to future events and the Company’s performance. Such forward-looking statements include statements with respect to the development of the Company’s business, the commencement of revenue, market size and acceptance for the Company’s products and services and the Company’s future, revenues and earnings, marketing and sales strategies, business operations and the prospects and possible terms of future debt and equity financings for the Company. These forward-looking statements are subject to certain risks and uncertainties, including, but not limited to, acceptance of the Company’s products and services, ability to compete with existing and new products and services, the ability to price our products and services competitively, our ability to attract additional capital, the establishment of an effective marketing plan, and the other risks identified herein. Due to such uncertainties and the risk factors set forth herein, you are cautioned not to place undue reliance upon such forward-looking statements.

Risks Related to Our Business
WE MAY NOT HAVE ADEQUATE CASH TO FUND OUR OPERATIONS.
     Our business operations require continued access to adequate cash to fund, purchase and make mortgage loans, to pay interest on, and repay, our debts and to pay general and administrative expenses. While the Company does not presently securitize its loans or accept risk on non-performance after the first few months, our vendors require certain levels of capitalization to obtain competitive pricing and execution. An equity shortage, among other things, could reduce the availability of warehouse credit lines to finance first mortgage loans, home equity loans and high loan-to-value loans prior to their sale. We currently have three warehouse lines totaling $14 Million. As of December 31, 2005, we had accessed approximately $1 Million of those lines. We are currently dependent on our Warehouse Lines to fund, purchase and make mortgage loans before we sell them. If we successfully increase loan production, we will need increasingly larger amounts of cash for our operations. We may also need additional financing to complete subsequent phases of our business plan. Additional financing will likely cause dilution to our stockholders and could involve the issuance of securities with rights senior to the outstanding shares. There is no assurance that such funds will be sufficient, that the financing will be available on terms acceptable to us. Any inability to raise necessary capital will have a material adverse effect on our ability to meet our projections, deadlines and goals and will have a material adverse effect on our revenues and net income.
OUR LACK OF OPERATING HISTORY MAKES EVALUATION OF OUR BUSINESS DIFFICULT.
     MBI Mortgage Inc. was formed in 2005. It is an early stage development company and has is no meaningful historical financial or other information available. From inception in May 05, 2005, the Company had $1,081,625 in revenue and a net loss of $2,905,075. The stockholders’ deficit as of September 30, 2005 amounted to $2,526,712. In addition, the early stage of development means that we may have less insight into how market and technology trends may affect our business. If we are not able to develop our business, we will not be able to achieve our goals and could suffer economic loss or collapse, in which case you may lose your entire investment.
CHANGES IN INTEREST RATES MAY HARM OUR RESULTS OF OPERATIONS.
     Our results of operations are likely to be harmed during any period of unexpected or rapid changes in interest rates. For example, a substantial or sustained increase in interest rates would increase our borrowing costs and reduce the volume of mortgage loans that we expect. Since our overhead costs remain fixed, this would result in a decrease in our earnings. Interest rate fluctuations may reduce the spread between the interest rates on our borrowings and the interest rates on our mortgage loans and thereby reduce our earnings. In addition, a decline in long-term or short-term interest rates could increase the prepayment rate.
AN ECONOMIC SLOWDOWN OR RECESSION COULD REDUCE THE DEMAND FOR OUR MORTGAGE LOANS AND HARM OUR OPERATING RESULTS.
     Our earnings depend to a large degree on the continued demand for mortgage loans. An economic slowdown would curtail that demand and reduce our revenues and earnings. Foreclosures and resulting losses generally increase during economic slowdowns or recessions. Periods of economic slowdown or recession may also reduce real estate values, limiting the home equity available to borrowers.
FAILURE TO RENEW OR OBTAIN ADEQUATE FUNDING UNDER WAREHOUSE FACILITIES AND REPURCHASE AGREEMENTS MAY HARM OUR LENDING OPERATIONS.
     We depend on our warehouse lines of credit to fund our loan production. If we are unable to obtain warehouse funding, we may not be able to produce enough loans to operate profitably. We would then seek out other sources of liquidity, but additional financing may not be available on favorable terms, or at all. If we are not successful in maintaining or replacing existing financing or obtaining additional financing, it would hurt our revenues and earnings.

AN INTERRUPTION OR REDUCTION IN THE SECURITIZATION AND WHOLE LOAN MARKETS WOULD HURT OUR FINANCIAL PERFORMANCE.
     In order for us to continue our mortgage loan origination and purchase operations, we must be able to sell the mortgage loans we make in the securitization and whole loan markets. We use the cash proceeds from these sales to pay down our warehouse and repurchase facilities and make new mortgage loans. The value of our mortgage loans depends on a number of factors, including general economic conditions, interest rates and governmental regulations. In addition, we rely on institutional purchasers, such as investment banks, financial institutions and other mortgage lenders, to purchase our mortgage loans in the whole loan market and the bonds issued in securitization transactions. We cannot be sure that the purchasers will be willing to purchase mortgage loans on satisfactory terms or that the market for such loans will continue. Adverse changes in the securitization and whole loan markets may adversely affect our ability to securitize or sell our mortgage loans for acceptable prices within a reasonable period of time, which would hurt our earnings.
IF WE ARE UNABLE TO SELL A SIGNIFICANT PORTION OF OUR MORTGAGE LOANS ON AT LEAST A QUARTERLY BASIS, OUR EARNINGS WOULD DECREASE.
     We earn part of our income on our mortgage loans when they are sold. Our strategy is to sell all of the mortgage loans. However, market and other considerations could affect the timing of the sale of our mortgage loans. If we are not able to sell all of the mortgage loans that we make during the quarter in which the loans are made, we would likely not be profitable for that quarter.
WE MAY BE REQUIRED TO REPURCHASE MORTGAGE LOANS OR INDEMNIFY INVESTORS IF WE BREACH REPRESENTATIONS AND WARRANTIES OR IF THE BORROWER DEFAULTS, WHICH WOULD HURT OUR EARNINGS.
     We make representations and warranties to the purchasers of our mortgage loans regarding compliance with laws, regulations and program standards and the accuracy of information. We are required under agreements governing our securitization transactions and whole loan sales to repurchase or replace mortgage loans which do not conform to the representations and warranties we make at the time of sale. Also, we may be obligated, in certain whole loan sales, to buy back mortgage loans if the borrower defaults on the first payment of principal and interest due. Such repurchase obligations could hurt our earnings and have a material adverse effect on our financial position.
IF WE ARE UNABLE TO COMPLY WITH MORTGAGE BANKING RULES AND REGULATIONS, OUR ABILITY TO MAKE MORTGAGE LOANS MAY BE RESTRICTED, WHICH WOULD HURT OUR EARNINGS.
     Our operations are subject to extensive regulation, supervision and licensing by federal, state and local governmental authorities. Our operations are also subject to various laws, regulations and judicial and administrative decisions. These rules and regulations, among other things, impose licensing obligations on us, establish eligibility criteria for mortgage loans, prohibit discrimination, govern inspections and appraisals of properties and credit reports on mortgage loan applicants, regulate collection, foreclosure and claims handling, investment and interest payments on escrow balances and payment features, mandate certain disclosures and notices to borrowers and, in some cases, fix maximum interest rates, fees and mortgage loan amounts. Failure to comply with these requirements can lead to loss of approved status, certain rights of rescission for mortgage loans, class action lawsuits and administrative enforcement actions.
     The Real Estate Settlement Procedures Act (“RESPA”) governs the procedures pertaining to the settlement of residential real estate in the United States. From time to time changes in the regulatory format are proposed to limit fees chargeable by third party mortgage originators. The Company is unable to predict what effect, if any, changes to RESPA may have on the Company’s earnings.
     Because our business is highly regulated, the laws, rules and regulations applicable to us are subject to regular modification and change. There are currently proposed various laws, rules and regulations which, if adopted, could negatively impact our operations and our earnings.

CHANGES IN THE MORTGAGE INTEREST DEDUCTION COULD DECREASE OUR LOAN PRODUCTION AND HURT OUR FINANCIAL PERFORMANCE.
     Members of Congress and government officials have from time-to-time suggested the elimination of the mortgage interest deduction for federal income tax purposes, either entirely or in part, based on borrower income, type of loan or principal amount. Because many of our mortgage loans are made to borrowers for the purpose of consolidating consumer debt or financing other consumer needs, the competitive advantages of tax deductible interest, when compared with alternative sources of financing, could be eliminated or seriously impaired by this change. Accordingly, the reduction or elimination of these tax benefits could have a material adverse effect on the demand for mortgage loans of the kind offered by us.
OUR TRADE NAMES AND INTELLECTUAL PROPERTY ARE NOT PROTECTED.
     We currently have no trademarks or similar protections for our trade names, trade dress, trade secrets or intellectual property that would preclude or inhibit competitors from entering our market. Further, legal standards relating to the validity, enforceability and scope of protection of intellectual property rights are uncertain and still evolving. We cannot assure that our business activities will not infringe the proprietary rights of others or that such other parties will not assert infringement claims against us. Any claims or resultant litigation could subject us to significant liability for damages and could result in invalidation of our property rights and, even if not meritorious, could be time consuming and expensive to defend and could result in the diversion of management time and attention. Any of these events could impact our business, causing additional cost to protect our intellectual property or to defend against claims.
WE RELY ON OUR ABILITY TO SELL THE LOANS WE GENERATE AND ANY REDUCTION IN THE MARKET FOR OUR LOANS WOULD ADVERSELY AFFECT OUR OPERATIONS. RISKS RELATED TO THE SALE OF LOANS.
     We are increasingly relying on selling loans in securitization transactions to generate cash. As a major part of our strategic initiatives, we intend to generate positive cash flow mainly by selling loans to institutional purchasers in the secondary market.
The value of, and markets for, selling our loans are dependent on, among other things:
(1)	the willingness of banks, thrifts and other institutional purchasers to acquire mortgage and home equity loans;

(2)	the premiums over the principal amount of these loans that institutional purchasers are willing to pay; and

(3)	the resale market for our loans.
     The markets also are affected by more general factors, including general economic conditions, interest rates and government regulations. These factors currently affect, and may continue to affect, our ability to sell loans in the secondary market for acceptable prices within reasonable time frames. A reduction in the secondary market for first mortgage loans, home equity loans and high loan-to-value loans would hurt our ability to sell loans in the secondary market as well as our liquidity and future loan production. We cannot predict whether the liquidity of the secondary market will continue to diminish in the future.
OUR INDUSTRY IS HIGHLY COMPETITIVE, WHICH MAY ADVERSELY AFFECT OUR ABILITY TO GROW OUR CUSTOMER BASE AND GENERATE SALES.
     The target markets for the products we are developing are competitive. We expect competition from numerous companies in each of the markets in which we intend to participate. Our competition consists of numerous well funded competitors such as banks, national mortgage companies, national real estate brokerage companies and even some broker dealers.
     Many of our competitors are more established, benefit from greater market recognition and have substantially greater financial, development, manufacturing and marketing resources. In addition, there are a variety of competing technologies currently in the market and under development, any one of which could achieve manufacturing costs per watt lower than our manufacturing technology.

WE MAY NEVER BE ABLE TO OBTAIN PROFITABILITY
     We will need to generate significant revenues to obtain profitability. We may never obtain profitability. If revenues grow more slowly than anticipated, or if operating expenses exceed our expectations or cannot be adjusted accordingly, our business, results of operations, and financial condition could be materially adversely affected.
WE HAVE A LIMITED OPERATING HISTORY AND FACE SIGNIFICANT RISKS AND CHALLENGES IN BUILDING OUR BUSINESS
     As a result of our limited operating history, we may need to expand operational, financial, and administrative systems and control procedures to enable us to further train and manage our employees and coordinate the efforts of our underwriting, accounting, finance, marketing, and operations departments. There can be no assurance that we will be able to successfully expand our systems or procedures or continue to operate if a downturn in the mortgage business occurs or at all. We also have no significant historical basis to assess how we will respond to competitive, economic, regulatory, or technological challenges. Our business and prospects must be considered in light of the risks and uncertainties frequently encountered by companies in the early stages of development, particularly companies like ours, which operate in new and rapidly developing industries and marketplaces. Our failure to address these risks and uncertainties could materially impact our results of operations and financial condition.
IF WE ARE UNABLE TO MANAGE OUR RECENT GROWTH, OUR BUSINESS COULD BE ADVERSELY AFFECTED
     We have and continue to experience significant growth, which has placed a strain on our resources and will continue to do so in the future. Our failure to manage this growth effectively could adversely affect our business. We may not be successful in managing or expanding our operations or maintaining adequate management, financial and operating systems and controls.
THE TERMINATION OF ONE OR MORE OF OUR MORTGAGE FUNDING SOURCES WOULD ADVERSELY AFFECT OUR BUSINESS
     We depend on a third party source to fund our mortgage loan activities through the warehouse credit facility they provide. We also depend on investor table funds to finance portions of our mortgage loan inventory pending ultimate sale to mortgage loan purchasers. If either of these financing sources becomes unavailable, our business would be adversely affected. Under our agreements with each of these lenders, we make extensive representations, warranties and various operating and financial covenants. A material breach of these representations, warranties or covenants on either or both lines could result in the termination of our agreements and an obligation to repay all amounts outstanding at the time of termination.
OUR OPERATING RESULTS MAY BE NEGATIVELY IMPACTED BY SIGNIFICANT FLUCTUATIONS IN INTEREST RATES
     Mortgage companies, in general, and our future operating results, specifically, may be materially adversely impacted by fluctuations in interest rates. There can be no assurances that during future periods of rising interest rates that we will not experience a decline in consumers using our services due to shrinking credit demand. Conversely, during periods of robust credit demand, typically associated with falling interest rates, lenders may have less incentive to use our services. Either of these events could reduce our revenue. We cannot assess the effects of interest rates on our business over a broad range of interest rate environments.
OUR ABILITY TO ENGAGE IN PROFITABLE SECONDARY SALES OF LOANS MAY ALSO BE ADVERSELY AFFECTED BY INCREASES IN INTEREST RATES
     The mortgage loan purchase commitments we obtain are contingent upon our delivery of the relevant loans to the purchasers within specified periods. To the extent that we are unable to deliver the loans within the specified periods and interest rates increase during those periods, we may experience no gain or even a loss on the sale of these loans. In addition, any increase in interest rates will increase the cost of maintaining our warehouse and repurchase lines of credit on which we depend to fund the loans we originate. The interest direct margin earned on loans held-for-sale significantly benefited from the spread between long-term and short-term interest rates during 2001 and in 2002. We do not expect the same level of benefit from interest rate spreads in a normal market.

WE DO NOT HAVE A HEDGING STRATEGY AND MAY NOT BE ABLE TO MANAGE THE RISK OF LOSSES CAUSED BY FLUCTUATIONS IN INTEREST RATES
     Many of our competitors attempt to manage interest rate risk exposure related to mortgage loan approvals through hedging transactions using a combination of forward sales of mortgage-backed securities and forward whole-loan sales to fix the sales price of loans they expect to fund. We have no experience administering a hedging program and have not implemented a hedging program to manage the risk of loss due to fluctuations in interest rates. A sharp decrease in interest rates over a short period may cause customers who have interest rates on mortgages committed through us to either delay closing their loans or refinance with another lender. If this occurs in significant numbers, it may have an adverse effect on our business and our results of operations.
WE MAY BE LIMITED OR RESTRICTED BY LAWS GENERALLY APPLICABLE TO OUR BUSINESS AND THE MORTGAGE INDUSTRY
     We face a level of regulatory risk. Until the laws, rules, and regulations governing our business are clarified, any company providing loan-related services will face compliance uncertainty. The applicability of existing or future referral fee prohibitions to the compensation provisions of fee advertising, marketing, distribution, and rental arrangements used by mortgage brokers and mortgage banking companies like us may have the effect of reducing the types and amounts of fees that we may charge or pay in connection with real estate loan products.
     For example, RESPA and related regulations generally prohibit the payment or receipt of fees or any other item of value for the referral of a real estate-secured loan to a loan broker or lender. RESPA and the related regulations also prohibit fee shares or splits or unearned fees in connection with the provision of residential real estate settlement services, including mortgage brokerage and lending services. Notwithstanding these prohibitions, RESPA permits payments for goods or facilities furnished or for services actually performed, so long as those payments bear a reasonable relationship to the market value of the goods, facilities or services provided. Failure to comply with RESPA may result in, among other things, administrative enforcement actions, class action lawsuits, cease and desist orders and civil and criminal liability. Our mortgage products are residential real estate secured loans subject to these provisions of RESPA. Consequently, our relationships with real estate brokers, lenders, distribution partners, affiliates and other companies are subject to RESPA’s prohibitions on payment or receipt of referral fees for referrals and for unearned fees or fee splits. We believe that we have structured these relationships to comply with RESPA. The applicability of RESPA’s referral fee and fee splitting prohibitions to these types of relationships, however, is unclear and the appropriate regulatory agency has provided limited guidance to date on the subject. RESPA and the Debt Collection Practices Act also subject us to filing an annual report with HUD. Although we believe that we are in substantial compliance with such regulations, the failure to succeed in our RESPA compliance program would have a severe adverse effect on our business.
     There can be no assurance that we will maintain compliance with these requirements in the future without additional expenses, or that more restrictive local, state, or federal laws, rules and regulations will not be adopted or that existing laws and regulations will not be interpreted in a more restrictive manner, which would make compliance more difficult, more expensive, or impossible for us.
FAILURE TO COMPLY WITH LAWS GOVERNING OUR SERVICES OR MATERIAL CHANGES IN THE REGULATORY ENVIRONMENT RELATING TO MORTGAGE COMPANIES COULD HAVE A MATERIAL ADVERSE EFFECT ON OUR BUSINESS
     Our loan products and services and other business relationships in which we operate essentially as a mortgage broker are subject to extensive regulation by various federal and state governmental authorities. Because of uncertainties as to the applicability of some of these laws and regulations to our business, and considering our business has evolved and expanded in a relatively short period of time, we may not always have been, and may not always be, in compliance with applicable federal and state laws and regulations. Failure to comply with the laws and regulatory requirements of federal and state regulatory authorities may result in, among other things, revocation of required licenses or registrations, termination of contracts without compensation, loss of exempt status, indemnification liability to lenders and others doing business with us, administrative enforcement actions and fines, class action lawsuits, cease and desist orders, and civil and criminal liability. The occurrence of one or more of these events could materially adversely affect our business and results of operations.

MANY STATES REQUIRE US TO OBTAIN AND MAINTAIN LICENSES TO OFFER MANY OF OUR PRODUCTS AND WE ARE NOT LICENSED TO OFFER ALL OF OUR PRODUCTS IN EVERY STATE.
     Many, but not all, states require licenses to solicit or broker to residents of those states loans secured by residential mortgages. We are currently neither licensed nor able to accept credit requests for all loan products in every state. We are not currently accepting credit requests for loan products from residents of states in which we are not licensed to provide those products or are exempt from licensing. In many of the states in which we are licensed, we are subject to examination by regulators. In addition, we are required to obtain real estate broker licenses, additional mortgage broker licenses and individual customer care department personnel licenses in numerous states. Failure to obtain these licenses and approvals could prevent us from receiving fees from the real estate agent referral and mortgage services programs we offer and may subject us to the types of fines, forfeitures and litigation discussed above.
IF OUR LENDERS FAIL TO PRODUCE REQUIRED DOCUMENTS FOR EXAMINATION BY STATE REGULATORS, WE MAY BE SUBJECT TO FINES, FORFEITURES AND THE REVOCATION OF REQUIRED LICENSES
     Many of the states in which we maintain licenses require us to collect various loan documents and produce the documents for examination by state regulators. We cannot assure that the measures we have taken to obtain and provide loan documents will be sufficient. Failure to produce required documents for examination could result in fines and forfeitures of the type described above as well as the revocation of our licenses to operate in key states, resulting in a material adverse affect on our business, results of operation and financial conditions.
BECAUSE SOME STATE REGULATIONS IMPOSE FILING OBLIGATIONS ON SOME OF OUR LARGEST STOCKHOLDERS AND CUSTOMERS, IF ANY OF THESE PARTIES FAIL TO COMPLY WITH THESE FILING OBLIGATIONS, WE MAY BE UNABLE TO OBTAIN OR MAINTAIN NECESSARY LICENSES IN THESE STATES FOR REASONS BEYOND OUR CONTROL
     Regulations promulgated by some states may impose compliance obligations on any person who acquires 10% or more of our common stock, including requiring that person to periodically file financial and other personal and business information with those state regulators. If any person acquires 10% or more of our common stock and refuses or fails to comply with these requirements, we may not be able to obtain a license and existing licensing arrangements in particular states may be jeopardized. The inability to obtain, or the loss of, required licenses could have a material adverse effect on our operations or financial condition. The parties conducting business with us, such as lenders, similarly may be subject to federal and state regulation. These parties act as independent contractors and not as our agents in their solicitations and transactions with consumers. Consequently, we cannot ensure that these entities will comply with applicable laws and regulations at all times. Failure on the part of a lender to comply with these laws or regulations could result in, among other things, claims of vicarious liability or a negative impact on our reputation. The occurrence of one or more of these events could materially adversely affect our business, results of operation and financial condition.
WE MAY NOT BE ABLE TO COMPETE EFFECTIVELY
     The mortgage brokerage and banking industries are extremely fragmented and the barriers to entry have traditionally been very low. We face strong competition in the mortgage loan industry, principally from other mortgage companies, commercial banks and, to a lesser degree, credit unions and insurance companies. Many of our existing and potential competitors are well established and have significantly greater financial, marketing, and other resources than we do. Many of these competitors already maintain a significant number of offices in the areas in which we conduct our operations. Increased competition for mortgage loans from other mortgage brokers and bankers may result in a decrease in the volume of mortgage loans originated by us. If we are unable to compete effectively, our business, results of operations, and financial condition could be materially and adversely affected. We also compete with the retail or consumer direct divisions of the large, national mortgage lenders such as Chase Manhattan Mortgage, Countrywide Home Loans, Washington Mutual, and Wells Fargo Mortgage.

UNCERTAINTY WITH RESPECT TO THE TIME IT TAKES TO CLOSE MORTGAGE LOANS CAN LEAD TO UNPREDICTABLE REVENUE AND PROFITABILITY
     The time between the date an application for a mortgage loan is received from a customer and the date the loan closes can be lengthy and unpredictable. The loan application and approval process is often delayed due to factors over which we have little or no control, including the timing of the customer’s decision to commit to an available interest rate, the close of escrow date for purchase loans, the timeliness of appraisals and the adequacy of the customer’s own disclosure documentation. Purchase mortgage loans generally take longer to close than refinance loans as they are tied to the close of the property sale escrow date. This uncertain timetable can have a direct impact on our revenue and profitability for any given period. We may expend substantial funds and management resources supporting the loan completion process and never generate revenue from closed loans. Therefore, our results of operations for a particular period may be adversely affected if the mortgage loans applied for during that period do not close in a timely manner or at all.
OUR QUARTERLY OPERATING RESULTS ARE VULNERABLE TO SIGNIFICANT FLUCTUATIONS AND SEASONALITY AND ARE NOT AN INDICATION OF OUR FUTURE RESULTS
     Our quarterly operating results may fluctuate significantly in the future due to a variety of factors that affect our revenue or expenses in any particular quarter, and investors should not rely on the results for any period as an indication of future performance. Our quarterly results will fluctuate in part based on the demand for and supply of consumer loans, which are a function of seasonal demand and fluctuations in interest rates and related economic factors, all of which are outside of our control. These temporary fluctuations could adversely affect our business. If revenue falls below our expectations in any quarter and we are unable to quickly reduce our spending in response, our operating results would be lower than expected.
     In addition, we expect that as our business matures we will experience seasonal fluctuations in our operating results due to fluctuations in consumer demand during the year, particularly for mortgage loans. For example, home buying behavior is seasonal. Typically there are a greater number of mortgage closings in the second and third quarters of a year as compared to the first and fourth quarters. Because of our limited operating history, it has not been possible for us to assess the impact of seasonal effects on our business.
WE DEPEND ON THE TIMELY AND COMPETENT SERVICES OF VARIOUS COMPANIES INVOLVED IN THE MORTGAGE PROCESS; IF THESE COMPANIES FAIL TO TIMELY AND COMPETENTLY DELIVER THESE SERVICES, OUR BUSINESS AND REPUTATION WILL BE DIRECTLY AND ADVERSELY AFFECTED
     We rely on other companies to perform services related to the loan underwriting process, including appraisals, credit reporting and title searches. Any interruptions or delays in the provision of these services may cause delays in the processing and closing of loans for our customers. If we are unsuccessful in managing the timely delivery of these services we will likely experience increased customer dissatisfaction and our business and reputation could be adversely affected.
CONTINUED TERRORIST ATTACKS, CONTINUED WAR, OR OTHER CIVIL DISTURBANCES COULD LEAD TO FURTHER ECONOMIC INSTABILITY AND DEPRESS OUR STOCK PRICE OR OTHERWISE ADVERSELY AFFECT OUR BUSINESS
     On September 11, 2001, the United States was the target of terrorist attacks of unprecedented scope. The United States is currently engaged in war with Iraq. These attacks and this war have caused instability in the global financial markets and contributed to the volatility of the stock prices of many United States publicly traded companies. In the future, there may be armed hostilities, continued war, further acts of terrorism and civil disturbances in the United States or elsewhere, which may further contribute to economic instability in the United States. Additionally, such disturbances could have a material adverse effect on our business, financial condition and operating results.

Risks Related to Investing in Our Securities
WE DO NOT INTEND TO SEEK QUALIFICATION FOR THE SECURITIES IN ANY STATES AND MAY BE UNABLE TO OBTAIN QUALIFICATION IN ANY EVENT. IF EXEMPTIONS ARE UNAVAILABLE, YOU MAY BE UNABLE TO RESELL YOUR SECURITIES.
     We do not intend to seek qualification for sale of the securities in any states. Instead, we will file certain information in a qualified manual and will rely on exemptions provided by such qualification and otherwise. To sell the securities in the public market, the securities must be qualified for sale or exempt from qualification in the states in which the selling stockholders or proposed purchasers reside. We intend to rely on exemptions from state securities registrations requirements insofar as is practicable, but exemptions may not be available in all states. Further, if we seek qualification there is no assurance that the states will approve. We may or may not apply for qualification in particular jurisdictions and make no representations or undertakings to effect “blue sky” clearance for any particular state. Selling securities holders must contact the Company or their own counsel to determine if sales are permitted in any given jurisdiction. Should we not obtain exemptions or qualification in these states you will be unable to resell your shares in those states.
BECAUSE OUR STOCK IS CONSIDERED A PENNY STOCK ANY INVESTMENT IN OUR STOCK IS CONSIDERED TO BE A HIGH-RISK INVESTMENT AND IS SUBJECT TO RESTRICTIONS ON MARKETABILITY.
     Our Shares are “penny stocks” within the definition of that term as contained in the Securities Exchange Act of 1934. Penny stocks are generally equity securities with a price of less than $5.00. Our shares will then be subject to rules that impose sales practice and disclosure requirements on certain broker-dealers who engage in certain transactions involving a penny stock. These rules impose restrictions on the marketability of the common stock and may affect its market value.
FUTURE SALES OR THE POTENTIAL FOR FUTURE SALES OF SHARES OF OUR COMMON STOCK MAY CAUSE THE TRADING PRICE OF OUR COMMON STOCK AND PUBLIC WARRANTS, IF ANY, TO DECLINE AND COULD IMPAIR OUR ABILITY TO RAISE CAPITAL THROUGH SUBSEQUENT EQUITY OFFERINGS.
     Sales of a substantial number of shares of our common stock or other securities in the public markets, or the perception that these sales may occur, could cause the market price of our common stock or other securities to decline and could materially impair our ability to raise capital through the sale of additional securities.
IF WE DO NOT MAINTAIN AN EFFECTIVE REGISTRATION STATEMENT OR COMPLY WITH APPLICABLE STATE SECURITIES LAWS, YOU MAY NOT BE ABLE TO EXERCISE THE COMMON STOCK PURCHASE WARRANTS.
     In order for you to be able to exercise the Common Stock Purchase Warrants, the shares of our common stock to be issued to you upon exercise of the warrants must be covered by an effective and current registration statement and qualify or be exempt under the securities laws of the state or other jurisdiction in which the shares are to be resold. We cannot assure you that we will continue to maintain a current registration statement relating to the shares of our common stock underlying the warrants or that an exemption from registration or qualification will be available throughout their term. This may have an adverse effect on demand for the public warrants and the prices that can be obtained from reselling them.

Risks Related to the Offering
BEST EFFORTS OFFERING.
     The Notes and Warrants are being offered on a “best efforts-any and all” basis. No person has agreed to purchase any of the Notes and Warrants offered hereby. No assurance can be given that all, or even a substantial portion, of the Notes and Warrants will be sold in this Offering. If only a small number of Notes and Warrants are sold, the Company’s ability to accomplish its business objectives would be materially and adversely affected. See “Use of Proceeds.”
ARBITRARY CONVERSION PRICE OF THE NOTES.
     The conversion price of the Notes offered hereby was arbitrarily determined by the Company and bears no relationship to earnings, asset values, book value or any other recognized criteria of value.
INVESTORS WILL INCUR IMMEDIATE AND SUBSTANTIAL ECONOMIC DILUTION.
     The offering price of the securities offered hereby is higher than the net tangible book value per share of Common Stock. Because prior purchasers of Common Stock paid less than the offering price of the securities offered hereby, purchasers of the Notes and Warrants will be subject to immediate and substantial dilution in the net tangible book value attributable to the Common Stock.
NO REGISTRATION UNDER APPLICABLE SECURITIES LAWS.
     The Notes and Warrants have not been registered under the Securities Act or applicable state securities laws, and the Warrants and shares of Notes may not be traded freely, until they are dully registered by the Company as fully described under Registration Rights section on page [4] of this Memorandum. The Offering described in this Memorandum is being made in reliance upon an exemption from registration with the SEC as provided by Rule 506 of Regulation D promulgated under the Securities Act, Section 4(2) of the Securities Act or Regulation S promulgated under the Securities Act, and similar provisions under applicable state laws which provide exemptions from the securities registration and qualification provisions for private offerings. No regulatory authority or other disinterested entity has reviewed or passed upon the fairness of the disclosure of risks and tax consequences inherent in such investment or the other terms of this Offering. Prospective investors should be aware that they do not have all of the protection afforded by applicable federal and state securities laws to investors in registered or qualified offerings or offerings which receive merit review by the applicable regulatory bodies. Investors must therefore judge for themselves or with the assistance of their advisors the adequacy of the disclosures and the fairness of the other terms of this Offering.
LIMITED TRANSFERABILITY AND MARKETABILITY OF THE SECURITIES.
     Each prospective investor must represent to the Company in his, her, or its Subscription Agreement that he, she, or it will be acquiring Notes and Warrants solely for his, her, or its own account, for investment purposes only, and not with a view to, or for resale in connection with, any distribution thereof. It is unlawful to consummate a sale or transfer of the Notes and Warrants, or any interest therein to, or receive any consideration from, any person except as provided by an exemption or by compliance with the registration provisions of the Securities Act. See “Plan of Distribution.”
     The Shares when issued upon conversion of the Notes or exercise of the Warrants will be classified as “restricted” securities under Rule 144 promulgated under the Securities Act and will bear Rule 144 restrictive legends unless and until the Company has had a registration statement declared effective by the Securities and Exchange Commission (see “Description of Securities – Description of the Notes”); carry a minimum one-year holding period from the date of issuance; and be subject to certain limitations on public resale. Such Rule 144 restrictive legends may be removed from securities held by non-affiliates following a two-year holding period in accordance with Rule 144(k) under certain circumstances, but the ability of such security holders effectively to publicly resell such Shares issuable upon conversion of the Notes or exercise of the Warrants may be limited. A public market for the Notes and Warrants does not exist at this time and is not expected to develop in the future. For these reasons, the right and the opportunity to transfer the Notes and Warrants is also limited. See “Description of Securities – Description of the Notes.”

NEED FOR ADDITIONAL FINANCING.
     The Company requires additional financing beyond the maximum proceeds that may be raised in this Offering, in order to sustain its operations, expand its business and implement its business plan over the next two years. In particular, the Company’s ability to redeem the Notes on the Maturity Date is dependent upon raising additional debt or equity. Although management is in discussions to arrange for one or more such financings, the Company cannot assure you that it will successfully negotiate or obtain such additional financing, or that it will obtain financing on acceptable or favorable terms. There are no guaranteed commitments in place for such financings at this time; however, the Company believes that some of the terms of any such subsequent financing may be more favorable than the terms of this Offering.
     The Company expects that any commitments for additional financings will be in the form of “best efforts” financings. In addition, the Company expects that at least some of the terms of any additional “bridge” or “permanent” financing will be more favorable to investors than the terms of this Offering. The Company’s ability to obtain additional capital depends on market conditions, the economy and others factors, many of which are outside the Company’s control. If the Company does not obtain adequate financing or such financing is not available on acceptable or favorable terms, the Company’s ability to finance its expansion, develop or enhance services or products or respond to competitive pressures would be significantly limited. In addition, such failure could prevent the Company from being able to redeem the Notes upon the Maturity Date. The Company’s failure to secure necessary financing would likely have a material adverse effect on its business, prospects, financial condition and results of operations.
BROAD DISCRETION IN THE USE OF PROCEEDS.
     Management of the Company will have broad discretion in allocating the net proceeds of the Offering, which creates uncertainty for stockholders and could adversely affect the Company’s financial condition and future results of operations. See “Use of Proceeds”.
TAX RISKS.
     There may be tax consequences to investors in this Offering with respect to interest earned on the Notes, repayment of the principal amount of the Notes, exercise of the Warrants in this Offering and sale of the shares of the Company’s common stock into which the Notes or Warrants may be converted or exercisable. THIS MEMORANDUM DOES NOT CONTAIN ANY TAX ADVICE WITH RESPECT TO AN INVESTMENT IN THIS OFFERING. IT IS THE OBLIGATION OF EACH INVESTOR TO DETERMINE HIS, HER, OR ITS INDIVIDUAL TAX CONSEQUENCES UNDER THE LAWS OF THEIR RESPECTIVE COUNTRY OR COUNTRIES OF TAXATION, AND ALL TAXING AUTHORITIES THEREIN, TO WHICH THEY MAY BE SUBJECT.

BUSINESS
Background – Industry Statistics
The size of the US market per annum breaks down as follows:

Purchase Market	$1,585 Billion USD
Refinance Market	$1,270 Billion USD
Home Equity Market	$370 Billion USD
Total Consumer Lending Market:	$3,225 Trillion

Source: Mortgage Bankers Association of America, 2005.
Parameters that help define US market growth capacity are:

Total Available US Home Equity	$8.8 Trillion USD
Total US Mortgage Debt Outstanding	$8.3 Trillion USD
Total US Value of Homes:	$17.1 Trillion USD

Source: Federal Reserve, NASDAQ & NYSE.
Additional favorable domestic industry characteristics include the following:
o	Despite growing concerns over the pace of development, housing construction over the next 10 years is anticipated to exceed that of the previous 10 years. According to State of the Nations Housing, Harvard University, 2004, the total number of new homes expected to be built between 2005 and 2015 is 18.5 million to 19.5 million residences.

o	Automation has accelerated loan & mortgage approvals, lowered costs, and expanded access to credit. Multiple mortgage products with different amortizations lengths, loan terms, and repayment privileges have helped to keep many more consumers in the market.

o	There are in excess of 40,000 Small & Medium Mortgage Brokers across the US.

o	Licensing is State issued & controlled, and can take 6 to 9 months to obtain.

o	There are in excess of 300,000 Small & Medium Mortgage Broker financial advisors in the US.

o	73% of all mortgage originations in the US are through a mortgage broker.

o	Consolidation among mortgage originators is not an uncommon strategy in the US. For example, in the first quarter of 2004, the 25 largest mortgage originators controlled 76% of the market, up from just 39% in 1995.
Mortgage Banking Operations
Mortgage banking generally involves the origination or purchase of single-family mortgage loans for sale in the secondary mortgage market.
The secondary mortgage market and its evolution have been significantly influenced by a few government-sponsored enterprises: Federal National Mortgage Association (commonly referred to as “Fannie Mae”), Federal Home Loan Mortgage Corporation (commonly referred to as “Freddie Mac”), and one government agency, Government National Mortgage Association (commonly referred to as “Ginnie Mae”).
Mortgage bankers sell their loans to loan investor companies or directly to Fannie Mae and Freddie Mac either as whole loans or — more typically — as pools of loans used to collateralize mortgage-backed securities issued or guaranteed by these entities. Similarly, mortgage bankers can issue mortgage-backed securities collateralized by pools of loans that are guaranteed by Ginnie Mae. In order to arrange these sales or obtain these guarantees, the mortgage banker must underwrite its loans to conform to standards established by Fannie Mae and Freddie Mac, or by the Federal Housing Administration, in the case of Ginnie Mae. The loans that the Company originates are first mortgages secured by single-family residences (defined as one to four unit dwellings).
The Company feels mortgage brokers are currently under a lot of consumer pressure to also become a banking operation to keep pace with a fast moving and constantly changing mortgage lending environment. In increasing numbers, mortgage brokers today must compete with mortgage banking operations that approve and close loans quicker, because they control the funding of their loans. Moreover, mortgage brokers must now disclose to its customers how much money they are making on each loan due to recent Federal Guidelines, where mortgage banking operations are not required to make this disclosure.
Mortgage banking operations, however, require large capital reserves in order to operate, and the industry is also regulated.
MBIF’s strategy not only expands the mortgage broker businesses by setting up and receiving mortgage brokers’ loans in its mortgage banking operation, but also grows these businesses with proven marketing programs, better and faster loan approvals, the introduction of new, and expanded loan programs.
The Company’s executives have extensive experience in setting up and running successful mortgage banking operations. As evidenced in its successful acquisitions to date, this knowledge and operational efficiency allows for both a smooth integration into the parent and the efficient, effective creation of new marketing opportunities.
Acquisition Strategy
The Company’s acquisition strategy is to aggressively buy complementary brokers to put into its banking operation, by rolling these acquisitions into the parent. The Company’s model calls for the acquisition of four mortgage companies a year.
Target acquisitions for the Company will be located in Texas and the Southwestern states, plus Florida; however, the Company also plans to be licensed in at least the following five- (5) sizable US markets in 2006: namely, New York, Pennsylvania, Ohio, Illinois, and California.
To provide an overview of the synergistic potential of the Company the following is a snapshot of MBIF’s diversified business portfolio identified as a result of its proven acquisition strategy:
1.	Traditional Mortgage Broker Operations – There are approximately 44,000 small to medium sized mortgage brokers from whom the majority of consumers transact mortgage purchases in their local market. Typically, these brick and mortar establishments do the most efficient job of guiding consumers through the mortgage process. In addition to servicing their established customers, these operations may call on local real estate agents, builders, etc. who have first contact with ready consumers in their area; however, traditional mortgage brokers, generally, fail to offer a compelling value proposition beyond commission splits, semi-organized training, and marketing support. MBIF has a unique approach to grow sales, reduce expenses, expand product offerings, and increase leverage with lenders to seize the opportunities in this segment of the market.

2.	Internet Mortgage Originations – Internet mortgage originations are becoming a growing trend in the US, as consumers become more comfortable with Internet driven mortgage transactions: e.g., LendingTree.com, Ditech.com, and eLoan.com. Although margins usually range around 50%, and have lower closing ratios & sales revenues, this model serves a unique, growing customer segment, drives strong brand awareness, and allows MBIF to take a “clicks and bricks” approach to the market to expand its product, service, and delivery platforms.

3.	High-End Mortgage Capabilities – With this capability, the company can recruit the best talent in the industry with high grade customers and established books of business. This ability allows the company to bring on seasoned loan officers with favorable commission splits who can significantly impact production. While revenues are not as high, profits are about the same as the traditional mortgage operation.

4.	Specialty Niches – Illustrating the Company’s strategy to make acquisitions with untapped, hidden potential, MBIF has identified several opportunities to immediately leverage this business model with several lenders/ investors of high rise condominiums, who are seeking a joint venture partner to provide mortgage banking capabilities on warrantable and non-warrantable condos along the East Coast. Part of the parent’s strategy is to seize opportunities like this, as they are identified in the marketplace, and duplicate these opportunities in other areas of the country.

5.	“Direct to the Consumer Approach -” According to a study conducted by a team of researchers headed by Georgetown University, home mortgage applicants with low income and/or less-than-perfect credit pay lower financing costs when they obtain their mortgages through brokers rather than lenders. This rapidly expanding operation does about 50% low grade paper, and 50% refinanced equity, primarily to Hispanics throughout South Texas. The company specializes in proven non-traditional solicitations, including broadcast e-mails, newspaper advertising, direct mail, apartment-owner to homeowner programs, etc. that could similarly be replicated in similar demographic markets.
Valuing Mortgage Banking Acquisitions
MBI Mortgage, Inc. will acquire mortgage brokers by paying some cash and the rest in equity in its public parent. This payment may average about 20% in cash (half on closing and half in nine months) and 80% in some combination of public parent stock, and/or a three-year note.
Established publicly traded companies in the mortgage banking industry are currently trading at estimated Price to Earnings (PE) ratios around 10. Growth oriented companies can get a PE Ratio of 12x to 15x. Hence, these acquisitions are estimated to immediately add significant stockholder value (market capitalization) to the Company.
Targeted acquisitions will have between $75 million and $300 million in annual loan volume with a close look at the last six months of volume to adjust for any refinance activity in 2003 — 2004.
Maximizing Value
Besides rolling up mortgage brokers at a discount, the Company is able to enhance the value of these acquisitions from the following activities:
1.	Mortgage brokers do not receive all the revenue available on a loan closing because they do not close the loan in their own name, using their own funds nationally. This creates an acquisition opportunity for our mortgage banking operation. A banking operation closes loans in its own name, using its own funds, and receives the additional revenue over the premiums paid to brokers. These premiums are the most profitable part of the mortgage transaction. In addition, mortgage bankers earn fees associated with each loan that brokers don’t earn. When the Company acquires a mortgage broker, the banking operation receives immediate incremental revenue streams over and above the revenue already generated by the mortgage broker on the loan transaction.

The Company’s loans will be underwritten through a banking operation to be established at three- (3) regional banking hubs. These banking entities will underwrite, close, and fund approximately 75% of these loans, using a warehouse line of credit or loan investor table funds, and then promptly sell the loans into the secondary capital markets.

All the current indications are that interest rates will remain steady with slight, possible increases. The Company will hedge all bundling amounts, as appropriate, for the proper time periods to minimize this risk.
The servicing portfolio is a primary asset and source of steady income to large mortgage banks. The Company will eventually establish a loan servicing arrangement where it will subcontract the servicing to a third party sub-servicing entity.
In capturing the banking portion of loan originations, additional profits accrue to the Company as a result of the following synergies:
(a.)
Immediately increasing broker profitability by integrating the Company’s banking capabilities. The Company will pick up to an extra point from “A” paper loans, and up to two points on “sub- prime” loans. The company estimates that 80% of its loans will be “A” loans, and 20% “sub-prime,” and that the majority of its loans will go through the banking operation.

(b.)
Earning significantly more money, as a result of having greater loan volume through acquisitions — by selling larger “loan commitments” in the secondary market (selling its own mortgage pools to institutional loan investors: i.e., Fannie Mae, Ginnie Mae, and Freddie Mac.) By realizing additional premiums from newly acquired mortgage brokers, the Company will be creating larger packages to sell into the secondary market.

(c.)	Earning the entire mortgage banking fee, including borrower paid points and additional revenue from the added volume, which is currently being paid to third parties.

(d.)
Creating for the mortgage broker a competitive advantage by providing additional tools to their selling package. For instance, acquisitions will be able to offer exclusive financing, warranty packages, credit wraps, and better pricing service from the banking operation. (This is very similar to what the large franchise operators are able to add to their franchises.)

(e.)	Buying companies for lower multiple of earning, when the industry standard P/E ratio is much higher earning for publicly held mortgage banking companies.

2.	Utilizing the Company’s marketing knowledge to increase business at both the acquisition and corporate level. For example, the Company will implement a plan for maximizing prospect conversion and new product offerings, which may include training acquisitions to do in-house mortgage centers (ABAs) in its marketing area.

One way the Company will distinguish itself from large mortgage companies is by establishing on -site relationships with select real estate brokers and builders directly in their offices. The Company’s on -site real estate/builder office strategy allows it to capture mortgage loan business generated by the home buyers of these real estate brokers/builders and provide the convenience of instant access to on-site mortgage loan services with immediate pre-qualification. Each of these real estate brokers/builders is selected using volume criteria and quality standards developed by our management.
In addition to this niche, the Company plans to expand this partnership marketing concept to include media outlets (primarily radio), car dealers, and others that will produce a growing source of leads. These leads will be processed in a central call center also located in Dallas, Texas.

3.	Helping the acquisition realize overlooked opportunities. The Company targets acquisitions with hidden value above and beyond the favorable purchase price of the acquisition. For instance, in addition to helping one unit quickly expand its Hispanic business, with the purchase of a Hispanic mortgage broker, within 90 days, the Company anticipates folding an operation doing an annual $ 5,000,000 in revenue that will also give the parent a presence in the lucrative CA market. In another case, six months after its first acquisition, consolidation of another area broker gave the Company better local presence, while also reducing fixed branch costs alone by roughly 20%.
With regard to identifying the hidden value of targeted acquisitions, the Company looks at a business along five strategic dimensions: industry, competition, customers, resources, and product/service offerings. These dimensions raise interesting questions that help unlock a business’ market potential. These questions include the following:
(a)	How can industry conditions be transcended? Most brokers take their industry’s conditions as given, and set their strategy accordingly. MBIF looks for ways to break through those self- imposed boundaries by leveraging a broker’s current potential in the marketplace.

(b)	How is the company’s strategic focus relative to the competition limiting its potential? Most brokers identify competitor strengths and weaknesses and position themselves based on those advantages, competing for incremental market share, when letting competitors set the parameters of strategic thinking should not be the benchmark.

(c)	How is the business’ segmentation and customization of its customer base limiting? Most brokers target specific “differences” that customers value, when they should be looking at “commonalities” customers value.

(d)	How can a business leverage its existing capabilities and resources? Often a broker is constrained by its existing resources. MBIF asks what the broker’s potential would be if different resources and/or capabilities were introduced.

(e)	How do the broker’s product and service offerings restrain the company’s revenue and profit potential? MBIF’s objective is to maximize the value of these offerings by looking at the total solution customers seek – even if that means looking beyond the industry’s traditional offerings, which brings us to the “big idea !”
Beyond the Company’s achievable objectives for revenue, profitability, market share, and customer service, MBIF has an end game for leveraging the success of its business plan. We call it “the big idea !”
“The Big Idea”
Based on our professional observations of the market, the long-term opportunity in the mortgage banker/broker industry lies in the relationship with the customer. This long-term opportunity, which fits perfectly with MBIF’s exit strategy, can be viewed from two perspectives: the customer, and the broker.
Most customers value their personal relationship with, and the level of trust in their mortgage broker. Customer attitudes are, generally, very positive with respect mortgage brokers educating them about the process, the manner in which their transaction was handled, and how quickly they are able to get the best possible rate from several available options. In fact, research has identified that customers value the recommendation of a mortgage broker above that of a financial planner, real estate person, and banker.
From the broker’s perspective, there is a concern for distinguishing themselves in the marketplace, maximizing customer revenues, and how income can be earned after the customer closes on his/her loan.
MBIF will further distinguish itself in the market place by providing their partners special product loan packages and a special homeowner warranty with a guaranteed five- (5) year buy back. The Company will have a special new product on an exclusive basis that will guarantee a sub prime loan through an insurance credit wrap feature. These programs will help distinguish the Company in the competitive market, attract partners, and secure more loans. The Company anticipates sub prime loans to be 20% of its monthly volume (of roughly $894 million, in year one). Home warranty penetration will depend on the builder/realtor ABA mix, but the company believes it will be able to achieve 1% of loan volume, plus homeowner’s insurance @ 33%.
Another possible solution lies in the area of lead generation. In addition to opportunities possible with an Internet presence, the Company plans to also expand into the property and casualty insurance business by leveraging mortgage originations into additional insurance leads. This opportunity will allow the Company to explore the opportunity to capture insurance, and other future, complementary businesses.
The Company has already created a strategic alliance with RG America, a public entity that will provide access to several key property and casualty insurance products. The Company’s call center will close about 30% of the loans coming into the center. All of the borrowers closing with the Company will be provided the opportunity to be exposed to the full gamut of RG America’s offerings. All these products offerings, of course, will produce revenue for the company. In addition, in the call center, those leads that do not convert into loans will also be provided to RG America for potential insurance selling opportunities. Assuming a closing rate of 30%, the Company feels it would be able to start an insurance entity as early as Year 2. For many obvious reasons, the Insurance Model nicely complements a Mortgage Banking Model. Add a third model, Financial Services, and the big picture begins to emerge.
This convergence is clearly happening in these industries today: for example, in the insurance industry, Allstate & State Farm have established banking entities; in the banking industry, national banks like Washington Mutual, Wells Fargo, Bank of America, et. al. are absorbing sizable players in financial services, as well as mortgage originators.

Brokers like Merrill Lynch have plotted a similar course by targeting indirect competitors. And even in our industry this trend is being mirrored: in 2005, for instance, Countrywide Mortgage became the third largest bank in Dallas, Texas.
What eventually happens in business is that competitors imitate each other. MBIF believes the mortgage origination industry is still in the early stages of the consolidation of diversified financial services companies, which it believes will ultimately be centered on the powerful mortgage origination relationship.
The Company is beginning to look across buyer groups to understand how its value curve can be altered by focusing on an overlooked set of complementary customer needs.
Because there is a strong emotional bond between a mortgage broker and his/her customer, because purchasing a home is the biggest financial purchase most individual will make, and because of the timing of real estate purchases an individual makes during one’s lifetime, MBIF believes consumer research will validate the opportunity of fulfilling a customer’s financial service needs by a local mortgage broker, which, coincidentally, satisfies the mortgage broker’s dilemma/desire for a multi-sale channel strategy that includes explosive revenue sharing and referrals opportunities. This concept is the “big idea.”
Conclusion
MBIF has already identified a number of potential acquisitions that could result in an annualized loan volume of nearly $895 Million with revenues of approximately $26 Million and EBITDA of almost $4 Million in the first full year of operation.
Wholesale loan production has become a major source of income for mortgage bankers, fueled by the increase in the number of small originators (i.e. mortgage brokers) who do not have funding and secondary marketing capability. For the Company’s growth strategy as a wholesale mortgage banker, there are tremendous opportunities for expansion by simply acquiring mortgage brokers, placing loan officers in real estate offices, and hiring experienced independent loan officers currently working for competing mortgage brokers.
MBIF’s strategy not only expands broker’ businesses by setting up and receiving brokers’ loans into its banking operation, but also grows these businesses with proven marketing programs, better & faster loan approvals, the introduction of new, and expanded loan programs, as well as overlooked opportunities to leverage acquired business unit synergies.
The Company’s executives have considerable experience in setting up and running successful mortgage banking operations. As evidenced in its successful acquisitions to date, this knowledge and operational efficiency allows for both a smooth integration into the parent and the efficient, effective creation of new marketing opportunities.
Upon reaching $1.5 to $2 billion in loan volume, MBIF believes its exit strategy will be complete — as the Company would be a consolidation play in the banking, insurance and/or financial services industries.

Management

Name	Position
Patrick McGeeney	Chief Executive Officer, MBI Financial Inc., Board Member
Gary Gill	Chief Financial Officer, MBI Financial Inc.
John M. Farkas	President, MBI Mortgage Inc.
Greg Block	Executive Vice President of Operations
Eric Conner	Vice President Sales and Marketing
Larry D. Weisinger	Director of Sales
Seamus Donohoe	Director of Sales
W. Scott Sears	Director of Sales
William R. Miertschin	Board Member
Richard M. Hewitt	Board Member
Bruce A. Hall	Board Member
Executive Officers
Patrick McGeeney – Chief Executive Officer, MBI Financial Inc., Board Member
     Mr. McGeeney’s background includes senior management, entrepreneurial ownership, investment/ finance, and franchise development, marketing & advertising with several national companies.
     Mr. McGeeney served as CEO for 4 years of Availent Financial, which was the parent owner of Availent Mortgage (AM). AM was a 10 state mortgage operation that specialized in mortgage joint venture for real estate agencies and homebuilders. This company grew from concept into operations in over 10 states. The mortgage operation was a full HUD eagle and established a complete mortgage banking operation with Central Mortgage banking operation located in Dallas, Texas. The company had 3 regional sales groups and a national marketing program.
     Prior to Availent, Mr. McGeeney was with REALTEC Real Estate Corporation where he was the COO. REALTEC was a real estate franchise that had a mortgage component to its operation. In addition to the operational and sales responsibilities, he also developed the strategy for the development of REALTEC’s brand identity and mortgage operation. REALTEC was a pioneer company that developed the concept of providing real estate agencies the opportunity to participate in the joint venture mortgage operation that satisfied all the RESPA requirements for this endeavor. Mr. McGeeney started this operation and developed its national program into 12 states with regional sales operation.
     In addition he has worked at Young and Rubicam in their special bank marketing division and has consulted on a variety of national clients. His work on developing and expanding national brands covers a wide scope of assignments including Clorox, Clorox II, Maxwell House, Uncle Ben’s Rice, National Oats Company, Albertson’s Supermarket, Coca-Cola’s Treesweet Awake Brand, Southwestern Bell, Popeye’s Chicken Franchise, Aamco Franchise, and several regional real estate brands.
     Mr. McGeeney has also done extensive work in developing programs that have had great success with the Hispanic market. He has been a consultant in this area for over 15 years. Mr. McGeeney’s national Hispanic promotional work with Clorox included community- oriented Hispanic programs that were aimed at the most impactful grass roots level. He has extensive strategic analysis, Hispanic marketing, and research experience and program coordination.
     Mr. McGeeney is a member of the Board of Directors of Home Solutions of America, Inc., a Delaware corporation listed on the American Stock Exchange under the symbol “HOM.” Mr. McGeeney is also the Chairman of the Audit Committee and a member of the Compensation Committee of Home Solutions of America, Inc.
     Patrick McGeeney graduated from Southern Methodist University, and did graduate work at Our Lady of the Lake University in San Antonio, Texas. He currently serves on the Associate Board of the SMU Cox School of Business in Dallas.

Gary Gill – Chief Financial Officer, MBI Financial Inc.
     Gary Gill, CPA, JD, has over 21 years of business and financial experience in a variety of industries at both the Private and Public level. He has been a partner at Tatum for the past 4 years where he has worked with many varied clients. While at Tatum, Mr. Gill has held positions as CFO for a private real estate investment company that acquired and rehabilitated distressed residential properties and a security company that provides products to special police agencies and police forces around the world. He has also had performed numerous consulting assignments including creating financial budgets, system analysis, interim CFO assignments with public and private companies, preparing financial models for fund raising purposes in both the equity and credit markets, and working on public company bankruptcies. Assignments have been in a variety of industries ranging from technology to oil and gas production.
     Prior to Tatum, Mr. Gill worked as a corporate financial consultant providing interim CFO services to clients in ASP (application service provider) technology in both the private and public markets. From the mid to late 90’s Mr. Gill worked for a boutique investment bank in San Antonio that provided private capital, debt financing, sales and acquisitions services, and financial advice to private and public companies, wealthy individuals, and institutional investors in a variety of markets throughout the Southwest United States. Mr. Gill also worked for five years for a private equity group in St. Louis specializing in financing start-up ventures, and mezzanine financing for small-cap companies.
     Mr. Gill began his career at Coopers & Lybrand as a tax professional. He worked there for four years primarily working on tax research and corporate partnership tax compliance.
John M. Farkas – President, MBI Mortgage Inc.
     Mr. Farkas has successfully advanced throughout his twenty-five year career in the mortgage banking industry. Beginning with American National Bank as a Branch Manager in a suburb of Chicago to executive positions including three stops as President of national mortgage bankers from Chicago to Dallas, his consistent achievements in efficiently managing customer relations, employee relations, budget controls, profit and loss responsibilities, quality control, productivity and achieving company goals have been unparalleled. Added to these are his knowledge and understanding of secondary marketing and multi-million dollar warehouse lines of credit that have made him known nationally for his reputation of overseeing clean and profitable lines with his warehouse lenders.
     Mr. Farkas spent the last twenty years in senior management positions with industry leaders, such as Regional Vice President at Household Bank, Senior Loan Officer and Branch Manager at Crest Savings and Loans, Regional Vice President at Loan America Financial Corp. and Executive Vice President at First Home Mortgage. Most recently, Mr. Farkas has been developing and growing small and medium size mortgage brokerage companies into efficient and profitable business.
Greg Block – Executive Vice President of Operations
     Mr. Block’s professional background includes 20 years of senior management positions in operations, logistics and customer service, as well as extensive experience in process improvement. Prior to joining MBI Mortgage Inc., Mr. Block was Chief Operating Officer at Northland Funding Group, a mortgage banker and broker in Austin, TX. Mr. Block has also held multiple senior management positions at Point One Telecommunications, CenturyTel Telecommunications, IPC Technologies, and Dell Computer. While at Dell Computer, Mr. Block created the infrastructure and processes for the creation of Dell Ware, the software and peripherals division of Dell Computer. Mr. Block also served as Managing Crew Chief in the US Air Force for 5 years.
Eric Conner – Vice President of Sales and Marketing
     Eric Conner’s Professional background includes 14 years of service management positions in mortgage banking. Eric has extensive knowledge of originating Conventional, conforming and non- conforming FHA and VA loans. Eric also possesses experience in marketing, account development and training of Loan Officers. Mr. Conner owned and operated his own Mortgage Brokerage Net Branch prior to joining M.B.I. Mr. Conner was educated at Southwest Texas State University, were he studied Finance and Marketing.

Larry D. Weisinger – Director of Sales
     Mr. Weisinger was the owner of one of the acquisition companies which MBI Mortgage Inc. purchased. He has successfully advanced throughout his 10 year mortgage history as a proven sales person and sales leader. He started his career as a loan officer and continually achieved recognition for his efforts. Throughout his career he has been a top producer and trained a group of sales people to achieve some of the same goals as him. His leadership and ability to work with customers SATISFY their needs and grow an aggressive sales staff to the same success level as himself.
Seamus Donohoe – Director of Sales
     Mr. Donohoe was the owner of one of the acquisition companies which MBI Mortgage Inc. purchased. He has successfully advanced throughout his 8 year mortgage industry as a proven sales person and sales leader. Within his first year of business, Seamus successfully closed a million dollars in production. Seamus has successfully increased his volume every year including this one. Seamus over the years has trained and mentored many loan officers to also become successful.
W. Scott Sears – Director of Sales
     Mr. Sears was the owner of one of the acquisition companies which MBI Mortgage Inc. purchased. He has spent his entire career in banking and finance. After receiving his MBA in Finance from the University of St.Thomas in Houston, he became the Branch Manager of Industry Federal Credit Union. After two years with the Joe Meyers Automotive Group in Houston as their Finance Manager, he found his career in the mortgage industry.
     Scott has over thirteen years of experience as a mortgage broker. Overseeing the daily operations, Scott has developed training material and quality procedures that have allowed his staff to flourish. From the beginning as a small one-office startup, he has built and manages a yearly loan volume of $200M from multiple offices with over 30 employees. He has recently formed a relationship with Choice Homes, a regional builder, and is looking to build on that relationship. His hands-on management style also keeps him actively engaged as a loan officer, so that he may stay in touch with the day-to-day needs of his staff.

Board of Directors
William R. Miertschin
     Dallas, Texas is an oil and gas consultant with offices in Dallas, Texas. A 1972 graduate of the University of Texas at Austin, with a BA in Mathematics, he completed additional courses in petroleum engineering at the University of Texas of the Permian Basin in 1978. Beginning his oil and gas career in 1975, Miertschin served as an Engineer with the Baroid Division of NL Industries in Odessa, Texas. From 1977 to 1979, Mr. Miertschin was Drilling Supervisor for Gulf Oil Exploration and Production, being the first trainee to complete Gulf Oil’s drilling and production engineering training program. Thereafter, he was employed with Mesa Petroleum (1979-1985) as Corporate Supervisor of Regulatory and Safety in Amarillo, Texas, and as Drilling Supervisor and Senior Drilling Engineer in Midland and Amarillo, Texas, managing Mesa’s corporate drilling and completion operations for all of the Permian Basin Division, Texas Panhandle and Kansas.
Richard M. Hewitt
     Trophy Club, Texas is a sole practitioner attorney specializing in securities law with offices in Trophy Club. A native of Michigan, he is a 1958 graduate of Grinnell College, Grinnell, Iowa, with an AB degree in Political Science. Mr. Hewitt holds a LLB degree from Southern Methodist University, School of Law, Dallas, Texas (1963). He is licensed to practice law in Texas and in various federal district courts and before the U.S. Supreme Court (1967).
Bruce A. Hall
     Mr. Hall , CFO of RG America, Inc. (OTCBB: RGMI) is a senior financial executive with extensive experience as a CFO and in related financial management positions in the real estate development, energy, consulting and manufacturing industries. He has held senior level positions at Recognition Equipment, Inc., Harris Adacom Corporation and Probex Corporation. He has also been a senior financial and management consultant, multi-family housing developer and began his career in public accounting with Arthur Young & Company, a predecessor of Ernst & Young LLP. Mr. Hall holds both CPA (Certified Public Accountant) and CMA (Certified Management Accountant) designations and is a graduate of the University of Texas at Austin. Mr. Hall is the Chair of RG America’s Audit Committee.

SELECTED FINANCIAL DATA
     The following selected financial data is obtained from the Company’s Form 10-QSB filed with the Securities and Exchange Commission for the quarterly period ended June 30, 2006. This financial data should be read together with Management’s Discussion and Analysis or Plan of Operations and the Financial Statements and the accompanying Notes to Financial Statements included in the attached Form 10-QSB and elsewhere in this Memorandum.
MBI FINANCIAL, INC. AND SUBSIDIARY
CONSOLIDATED BALANCE SHEETS

	June 30	September 30
	2006	2005

ASSETS
Current Assets
Cash	73,382	68,918
Accounts receivable	131,553	70,433
Prepaid expenses	—	8,133
Deferred debt issue cost	23,338	334,246

Total Current Assets	228,273	481,730
Office and Computer Equip, Net	385,342	265,874
Other Assets
Investment In Subsidiary	8,381,897	—
Goodwill	6,344,933	2,023,161
Other	27,919	5,976

Total Assets	15,368,364	2,776,741

LIABILITIES AND STOCKHOLDERS’ EQUITY
Current Liabilities
Accounts payable	397,630	216,751
Notes payable	3,015,641	559,379
Accrued liabilities	966,398	176,056
Accounts payable-related parties	706,843	552,149

Total Current Liabilities	5,086,511	1,504,335
Unissued Common Stock	3,500,488	2,649,168
Unissued Preferred Stock	1,150,000	1,150,000
Stockholders’ Equity
Preferred stock, par value $.10 per share 1,000,000 shares authorized, none issued	—	—
Common stock, $.0167 par value,100,000,000 shares authorized, 10,595,920 shares issued and outstanding	1,359,035	1,335,323
Additional paid-in-capital	9,764,224	(922,461)
Accumulated earnings (deficit)	(5,491,894)	(2,939,574)

Total Stockholders’ Equity	5,631,365	(2,526,712)
Total Liabilities and Stockholders’ Equity	15,368,364	2,776,791

See accompanying notes to consolidated financial statements in the Company’s Form 10-QSB filed for the quarterly period ended June 30, 2006.

MBI FINANCIAL, INC. AND SUBSIDIARY
CONSOLIDATED STATEMENTS OF CASH FLOWS
For the Quarters Ended

	2006	2005
	June 30	June 30
Operating Activities
Net Income (Loss)	(886,742)	(71,377)
Adjustments to reconcile Income to Cash Depreciation	13,500	5,700
Interest Expense from issuance of warrants	339,395	27,800
Common stock issued in payment for operating expenses	—	11,247
Cash provided (used) by operating assets and liabilities	(533,847)	(26,630)

Accounts receivable	2,496	—
Prepaid expenses	—	—
Other Assets	(11,062)	—
Accounts payable	200,779	102,857
Accounts Payable — Related Parties	11,513
Accrued liabilities	637,837	—

Cash provided (used) by operating activities	307,715	76,227

Investing Activities
Purchase of equipment	—	—
Goodwill	765,606	—
Financial Payouts	—	25,000

Cash Used in Investing Activities	765,606	25,000

Financing Activities
Proceeds from note payable	480,000	—
Stock Sales	—	—
Preferred Dividend	—	—

Cash provided by financing activities	480,000	—

Net Increase (decrease) in Cash	22,109	51,227
Cash Balance, Beginning of Period	51,273	2,691

Cash Balance, End of Period	73,382	53,918

Supplemental Cash Flow Information
Interest Paid
Income Taxes
Supplemental Schedule of Non-Cash
Investing and Financing Activities
Preferred Stock Converted to Common Stock	—	(60,000)
Common Stock Issued in coversion of Preferred Stock	—	10,020
Change in Additional paid-in-capital due to Conversion of Preferred Stock	—	49,980
Net Assets acquired in purchase of Subsidiary (Acquisition)	(64,500)	(102,816)
Goodwill Acquired in Purchase of Subsidiary (Acquisition)	(3,389,997)	(897,184)
Stock issued in Purchase of Subsidiary (Acquisition)	1,700,000	740,000
Notes Payable issued in purchase of Subsidiary (Acquisition)	1,754,347	260,000
Issuance of warrants and Common Stock in purchase of Subsidiary (Acquisition)	—	90,450
Discounted Notes Payable	—	(90,450)
See accompanying notes to consolidated financial statements in the Company’s Form 10-QSB filed for the quarterly period ended March 31, 2006.

MBI FINANCIAL, INC. AND SUBSIDIARY
CONSOLIDATED STATEMENTS OF OPERATIONS
For the Quarters Ended

	Three Months Ended		Nine Months Ended
	June 30		June 30
	2006	2005	2006	2005
Revenues	1,718,277	565,543	4,236,203	565,543
Cost of revenues	1,409,785	379,579	3,451,968	379,579

Gross Profit	308,492	185,964	784,235	185,964

Operating Expenses
Compensations	100,537	54,392	186,968	54,392
General and Administrative	659,675	166,316	1,795,660	166,316
Depreciation	13,500	5,700	34,378	5,700

Total Operational Expenses	773,712	226,408	2,017,006	226,408
Income (Loss) from operations	(465,220)	(40,444)	(1,232,770)	(40,444)

Interest
Income	725	517	725	517
Expense *	422,246	31,450	2,470,274	31,450
Income (Loss) before taxes	(886,742)	(71,377)	(3,702,319)	(71,377)

Income taxes	—	—	—	—

Net Income (Loss)	(886,742)	(71,377)	(3,702,319)	(71,377)

Pro Forma Income (Loss) Per Share
Basic	(0.08)	(0.03)	(0.35)	(0.03)
Diluted

Weighted Average Number of Common Shares (Basic and Diluted)	10,595,920	2,792,938	10,595,920	2,792,938

See accompanying notes to consolidated financial statements in the Company’s Form 10-QSB filed for the quarterly period ended June 30, 2006.
LIQUIDITY AND CAPITAL RESOURCES
     Information regarding the Company’s liquidity and financial resources is contained under “Management’s Discussion and Analysis or Plan of Operation” in the Quarterly Report on Form 10-QSB filed for the quarterly period ended June 30, 2006, a copy of which accompanies this Memorandum.

USE OF PROCEEDS
     The Company is seeking to raise up to $1,200,000 through the private offering of the Notes and Warrants in this Offering. The Offering is made on a “best efforts” basis. The minimum amount required to conduct a closing is $250,000.
     The proceeds of this Offering, after deducting offering expenses, will be used principally for general corporate and working capital purposes and for acquiring mortgage brokerage business and repaying of loans associated with recently completed acquisitions. Pending the application of the proceeds to the above uses, the Company will hold the proceeds as cash in the Company’s operating bank accounts or invest the proceeds in short-term U.S. government securities.
     The Company believes that the maximum net proceeds from this Offering, together with cash on hand, will be sufficient to fund working capital requirements for approximately six months after the completion of this Offering. If less than the maximum amount is raised in this Offering, the net proceeds will last for a shorter period of time, the Company will have to modify or curtail certain proposed uses of proceeds, or both.
     The foregoing are only estimates of the type and amount of expenditures for which the proceeds of the offering will be used. The use of net proceeds from the offering may vary significantly from what is stated above. The Company reserves the right to change the actual use of the proceeds of the offering, if we believe, in our sole discretion, our business or our affairs so dictate.
     Spencer Clarke LLC (“Spencer Clarke”) is engaged as the exclusive placement agent for this offering. For acting as agent, Spencer Clarke shall receive from the Company the following compensation: (i) 8% of the gross proceeds raised in this offering; (ii) warrants exercisable to purchase shares of Common Stock of MBIF in an amount equal to 10% of the number of shares issuable upon conversion or exercise of securities sold in this offering, at an exercise price per Warrant Share equal to $0.40.

DESCRIPTION OF SECURITIES
Description of the Notes
     The Notes are senior secured obligations of the Company to repay the holder the principal amount of his or her Note, together with any and all accrued and unpaid interest at a rate of 13% per annum, on or before the Maturity Date. The Notes are redeemable upon the Maturity Date. Interest will accrue monthly and is expected to be paid quarterly on the Notes.
     The Notes may be converted upon any Event of Default by the holder (a “Voluntary Conversion”) by giving written notice to the Company. A holder may, at his or her option, convert accrued and unpaid interest on the Notes as well as the principal amount of the Notes. A holder may convert all, or any portion, of the amount due and owing on his or her Note in one or more Voluntary Conversions. Upon the giving of notice of a Voluntary Conversion, a holder’s right to be repaid that portion of the Note, together with any accrued and unpaid interest, will cease and such holder’s sole right shall be to receive the number of Shares to which he or she is entitled by dividing the aggregate dollar amount to be converted by then applicable conversion price.
     Promptly, but no later than 120 days following the Closing Date, the Company shall use commercially reasonable efforts to file a registration statement with the SEC to register the shares of the Company’s common stock into which the Notes is convertible and for which the Warrants may be exercised. The Company shall use commercially reasonable efforts to ensure that such registration statement is declared effective within 150 days after filing. In the event the registration statement is not declared effective within 150 days after filing, the Company shall redeem the entire outstanding Notes plus accrued and unpaid interest. In the event Company has not fully completed this redemption within 30 days after the expiration of the 150-day period, Company shall be deemed to be in default under the terms of the Notes, and will be subject to the default consequences described elsewhere in this Memorandum.
     The Notes are subordinated obligations of the Company and rights to receive or retain payments pursuant to the terms and conditions of the Notes may be subordinated under certain conditions as more fully described in the form of Note, a copy of which accompanies this Memorandum.
Description of Common Stock and Warrants
     Our articles of incorporation, as amended, currently authorize 100,000,000 shares of Common Stock, $0.0167 par value, and 1,000,000 shares of Preferred Stock, $0.10 par value. As of June 30, 2006, 10,595,920 shares of our Common Stock were issued and outstanding, and there were outstanding options and warrants to purchase an additional 10,920,209 shares of our Common Stock.
     Holders of Common Stock vote as a single class together on all matters submitted to a vote of stockholders, with each share of Common Stock entitled to one vote, except as otherwise provided by law.
     Holders of Common Stock are not entitled to pre-emptive or subscription rights.
     The transfer agent for the shares of the Common Stock is Karen Lee. The address of the transfer agent is 104 Fossil Court, Springtown, Texas 76082.
     Each Warrant offered hereby entitles the holder to purchase a number of shares of the Company’s Common Stock equal to 120% of the number of shares of Common Stock into which the Notes are convertible. The Warrant is exercisable at an initial price equal to $0.40 per share. The Warrant will be exercisable until 5 p.m. Eastern Standard Time for a period of 5 (five) years from the date when it is issued.
     The Warrants may be exercised by surrendering the warrant certificates evidencing the Warrants to be exercised with the accompanying form of election to purchase, together with payment of the aggregate exercise price in cash.
     The Warrant will be exercisable on a cash exercise basis and will have “piggy-back” registration rights. In addition, the Warrants have the registration rights described in “Description of Securities – Description of the Notes.”

     The holders of the Warrants have no right to vote on matters submitted to our stockholders and have no right to receive any dividends which may be declared on our Common Stock. The holders of the Warrants will not be entitled to share in our assets in the event of liquidation, dissolution or the winding up of the Company. If a bankruptcy or reorganization is commenced by or against the Company, a bankruptcy court may hold that unexercised Warrants are executory contracts which may be subject to rejection by us, and the holders of the Warrants may, even if sufficient funds are available, receive nothing or less than they would have been entitled to if they had exercised their Warrants prior to the commencement of any such bankruptcy case.
PLAN OF DISTRIBUTION
Terms of the Offering
     The Company is seeking to raise up to $1,200,000 (not including over-subscriptions) through the private offering of the Notes and Warrants. The minimum purchase requirement in this Offering is $25,000. The minimum amount required to conduct a closing is $250,000.
     The Company reserves the right to add to, supplement or amend all or any part of the disclosure information at any time and undertakes no obligation to provide the recipient with access to any additional information. Prospective investors who do not wish to subscribe to purchase the Notes and Warrants or whose subscription is rejected are requested to return promptly this Memorandum without retaining any copies to the Company.
     The Company has the sole and absolute right to accept or reject any subscription, in whole or in part. Subscription Agreements are not binding upon the Company until accepted. To the extent that any subscription is rejected, the related amount tendered with such subscription shall be refunded to the subscriber without interest or deduction.
     Additional information regarding the terms of this Offering is contained under “The Offering” in the forepart of this Memorandum.
Eligibility and Investor Suitability
     This offering is being made in reliance on exemptions from the registration and qualification requirements of the Securities Act and applicable state securities laws. The Company will accept subscriptions for the Notes and Warrants only from persons who are “accredited investors” as that term is defined in Rule 501(a) of Regulation D promulgated under the Securities Act.
     THIS OFFERING IS MADE IN RELIANCE UPON AN EXEMPTION FROM REGISTRATION UNDER THE SECURITIES ACT, FOR OFFERS AND SALES OF SECURITIES THAT DO NOT INVOLVE A PUBLIC OFFERING. EACH INVESTOR WILL BE REQUIRED TO REPRESENT THAT THE NOTES AND WARRANTS ARE BEING ACQUIRED FOR THE INVESTOR’S OWN ACCOUNT, AND NOT FOR THE ACCOUNT OF OTHERS, FOR INVESTMENT PURPOSES ONLY AND NOT WITH A VIEW TO THE SALE OR DISTRIBUTION THEREOF IN WHOLE OR IN PART. THE SPECULATIVE NATURE OF THE COMPANY’S BUSINESS, TOGETHER WITH THE LACK OF LIQUIDITY OF THE NOTES AND WARRANTS, AND THE SHARES INTO WHICH THE NOTES MAY BE CONVERTED AND FOR WHICH THE WARRANTS MAY BE EXERCISED, MAKES THE PURCHASE OF THE NOTES AND WARRANTS SUITABLE ONLY FOR INVESTORS WHO HAVE ADEQUATE FINANCIAL MEANS AND WHO CAN AFFORD THE TOTAL LOSS OF THEIR INVESTMENT. ACCORDINGLY, INVESTORS WILL BE REQUIRED TO MAKE CERTAIN REPRESENTATIONS AS TO THEIR NET WORTH, INCOME AND ABILITY TO BEAR THE LOSS OF THEIR INVESTMENT.
     THE SUITABILITY STANDARDS DISCUSSED BELOW REPRESENT MINIMUM SUITABILITY STANDARDS FOR PROSPECTIVE INVESTORS. PROSPECTIVE INVESTORS ARE ENCOURAGED TO CONSULT THEIR OWN INVESTMENT OR TAX ADVISERS, ACCOUNTANTS, LEGAL COUNSEL OR

OTHER ADVISERS TO DETERMINE WHETHER AN INVESTMENT IN THE SHARES AND WARRANTS IS APPROPRIATE. SEE “RISK FACTORS” IN THE MEMORANDUM.
     An investment in the Notes and Warrants is designed for sophisticated investors who have business and financial experience and acumen, either individually or together with their purchaser representatives, such that they are capable of evaluating the merits and risks of an investment in the Company and of protecting their interests in the transaction.
     The Notes and Warrants will only be sold within the United States to “accredited investors” as that term is defined herein below.
     Among other things, investors will have to represent that they are acquiring the Notes and Warrants for their own account, for investment only, and not with a view toward the resale or distribution thereof, that they are aware the Notes and Warrants have not been registered, and the Shares issuable upon conversion of the Notes or exercise of the Warrants will not be registered, under the Securities Act or under applicable state securities laws, and that their transfer rights may be restricted by the Securities Act and applicable state securities laws, and that there is an absence of a market for the Notes and Warrants.
     Accredited Investor is defined by Rule 501(a) of Regulation D as:
     1. Any bank as defined in section 3(a)(2) of the Act whether acting in its individual or fiduciary capacity; insurance company as defined in section 2(13) of the Act; investment company registered under the Investment Company Act of 1940 or a business development company as defined in section 2(a)(48) of that Act; Small Business Investment Company licensed by the U.S. Small Business Administration under section 301(c) or (d) of the Small Business Investment Act of 1958; employee benefit plan within the meaning of Title I of the Employee Retirement Income Security Act of 1974, if the investment decision is made by a plan fiduciary, as defined in section 3(21) of such Act, which is either a bank, insurance company, or registered investment adviser, or if the employee benefit plan has total assets in excess of $5,000,000;
     2. Any private business development company as defined in section 202(a)(22) of the Investment Advisers Act of 1940;
     3. Any organization described in Section 501(c)(3) of the Internal Revenue Code with total assets in excess of $5,000,000;
     4. Any director, executive officer, or general partner of the issuer of the securities being offered or sold, or any director, executive officer, or general partner of a general partner of that issuer;
     5. Any natural person whose individual net worth, or joint net worth with that person’s spouse, at the time of his or her purchase exceeds $1,000,000;
     6. Any natural person who had an individual income in excess of $200,000 in each of the two most recent years and who reasonably expects an income in excess of $200,000 in the current year or joint income with that person’s spouse in excess of $300,000 in each of those years and who reasonably expects reaching the same income level in the current year; and
     7. Any entity in which all of the equity owners are Accredited Investors under paragraph (a) (1), (2), (3), (4), (6), or (7) of Rule 501.
     THIS MEMORANDUM SHALL NOT CONSTITUTE AN OFFER TO SELL TO, OR A SOLICITATION OF AN OFFER TO BUY FROM, ANY PERSON WHO DOES NOT MEET THE SUITABILITY STANDARDS SET FORTH ABOVE AND IN THE SUBSCRIPTION AGREEMENT.
Subscription Procedures
     Upon request by a prospective investor, the Company will deliver a volume of the documents (the “Subscription Documents”), that a prospective investor will be required to complete and execute in order to be considered as a purchaser of our Notes. The Subscription Documents will consist of, among other possible documents, a Subscription Agreement, a Note Purchase Agreement and a Confidential Purchaser Questionnaire that will require a prospective investor to certify, among other things, that (i) the prospective investor is an accredited investor; (ii) the prospective investor’s total investment in our Notes will not represent more than ten percent of the prospective investor’s net worth; and (iii) any Notes to be purchased by the prospective investor will be purchased for the prospective investor’s own account, for investment and not with a view to resale or distribution thereof.
     If the prospective investor determines to purchase Notes offered hereby, the prospective investor must return to us the prospective investor’s copy of the Subscription Documents) each of which shall have been duly completed and signed. At that time, the prospective investor must also remit by certified check or wire transfer (to an escrow account specified by us) an amount equal to the purchase price of the Notes that the prospective investor wishes to purchase.
     We will review the Subscription Documents and determine whether to accept the subscriptions proposed thereby. If a subscription is accepted, we will so notify the prospective investor and the purchase price will remain deposited in escrow at a bank until the closing for the subscribed Notes. If the subscription is not accepted, the Company will so notify the prospective investor and will return the prospective investor’s funds, as soon as practicable. Funds held in escrow will not bear interest. We may, in our sole discretion, reduce each prospective investor’s requested number of Notes by any amount without any prior notice to or consent by any prospective investor. In this event, each prospective investor’s funds in excess of the purchase price for Notes issued to the investor will be returned as soon as practicable following the closing date.
     We may agree to hold more than one closing with respect to the Notes offered hereby. There will be no minimum aggregate number of Notes required to be sold at the initial closing or any subsequent closing. The initial closing and any subsequent closings will be held at times and places and on dates selected by us and any Placement Agent, provided that no closing will be held after September 30, 2006, unless this Offering is extended by us as permitted herein.
Closing Conditions
     Each prospective investor will not be deemed to have purchased any Notes until such time as all of the following conditions to closing have occurred: (i) the purchase price for the Notes has been delivered to us; and (ii) closing documents in form and substance satisfactory to us and our counsel have been executed and delivered.

AVAILABLE INFORMATION
     The Company undertakes, to the extent practical, to make available to every prospective investor or its representative(s) during the course of this Offering the opportunity to ask questions relating to the terms and conditions of this Offering, and to obtain information necessary to verify the accuracy of the information made available to such investor or its representative(s).
     Prior to making an investment decision, prospective investors should carefully review and consider all the disclosure information, including without limitation the contents of this Memorandum. Prospective investors are urged to make arrangements to inspect any books, records, contracts, or instruments referred to in this Memorandum and any other data relating thereto in advance of the termination of this Offering. Designated representatives of the Company will be available to discuss with prospective investors and their representatives any information, financial and otherwise, necessary to formulate a well informed investment decision.
     The Company subject to the informational requirements of the Exchange Act, which requires the Company to file reports, proxy statements and other information with the SEC. Such reports, proxy statements and other information may be inspected at public reference facilities of the SEC at Judiciary Plaza, 450 Fifth Street N.W., Washington D.C. 20549. Copies of such material can be obtained from the Public Reference Room of the SEC at Judiciary Plaza, 450 Fifth Street N.W., Washington, D.C. 20549 at prescribed rates. You may obtain information about the operation of the Public Reference Room by calling the SEC at 1-800-SEC-0330. Because we file documents electronically with the SEC, you may also obtain this information by visiting the SEC’s Internet website at http://www.sec.gov.